================================================================================
                           SEAFIRST RETIREMENT FUNDS
                             ASSET ALLOCATION FUND
                                 BLUE CHIP FUND
                                   BOND FUND
                          PACIFIC HORIZON FUNDS, INC.
                                   PRIME FUND
                                 Annual Report
                               February 28, 1997
                         ------------------------------
                                NOT FDIC Insured
                         -----------------------------
--------------------------------------------------------------------------------

                           SEAFIRST RETIREMENT FUNDS
                           PACIFIC HORIZON PRIME FUND
                                 1-800-323-9919
        Speech or hearing impaired TTY/TDD users may call 1-800-232-6299

                               INVESTMENT ADVISER
                         Bank of America National Trust
                            and Savings Association
                             555 California Street
                            San Francisco, CA 94104

                                  DISTRIBUTOR
                         Concord Financial Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219
                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                  FUND COUNSEL
                           Drinker Biddle & Reath LLP
                              1345 Chestnut Street
                             Philadelphia, PA 19107

                    SEAFIRST RETIREMENT FUNDS ADMINISTRATOR
             Bank of America National Trust and Savings Association
                   doing business as Seafirst Bank (Seafirst)
                                701 Fifth Avenue
                               Seattle, WA 98104

                    PACIFIC HORIZON PRIME FUND ADMINISTRATOR
                             The BISYS Group, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

  For further information about retirement accounts, contact a Personal Banker at any Seafirst branch or call Monday through Friday 8 a.m. to 6 p.m.
                  or Saturday 9 a.m. to 1 p.m. (Pacific time)
FUND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Seafirst Retirement Funds and the Pacific Horizon Prime Fund are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America or Seafirst Bank. Bank of America serves as investment adviser and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectuses.

There can be no assurance that the Pacific Horizon Prime Fund will be able to maintain a net asset value of $1.00 per share and Fund shares are not insured or guaranteed by the U.S. Government or its agencies.
This material must be preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
INVESTMENTS IN PACIFIC HORIZON FUNDS, INC. ARE NOT
BANK DEPOSITS AND ARE NOT OBLIGATIONS OF, OR
GUARANTEED BY, BANK OF AMERICA OR ANY AFFILIATES. AN
INVESTMENT IN MUTUAL FUNDS INVOLVES INVESTMENT RISKS,       NOT
INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT        FDIC
INVESTED.                                                 INSURED

================================================================================

                                    Contents

                                ECONOMIC REVIEW                          2-3
                                FUND OVERVIEW AND
                                  INTERVIEWS WITH YOUR
                                  INVESTMENT MANAGERS                   4-19

                                SEAFIRST RETIREMENT FUNDS
                                  Statements of Assets
                                    and Liabilities                       20
                                  Statements of Operations                21
                                  Statements of Changes
                                    in Net Assets                      22-24
                                  Notes to Financial
                                    Statements                         25-29
                                  Financial Highlights                 30-32
                                  Report of Independent Accountants       33

                                MASTER INVESTMENT TRUST -- SERIES I
                                  Portfolios of Investments            34-45
                                  Statements of Assets
                                    and Liabilities                       46
                                  Statements of Operations                47
                                  Statements of Changes
                                    in Net Assets                      48-50
                                  Notes to Financial
                                    Statements                         51-56
                                  Supplementary Data                   57-59
                                  Report of Independent Accountants       60

                                PACIFIC HORIZON PRIME FUND
                                  Portfolio of Investments             61-69
                                  Statement of Assets
                                    and Liabilities                       70
                                  Statement of Operations                 71
                                  Statements of Changes
                                    in Net Assets                         72
                                  Notes to Financial
                                    Statements                         73-79
                                  Financial Highlights                 80-83
                                  Report of Independent Accountants       84

ECONOMIC REVIEW
FROM THE INVESTMENT ADVISER

The Standard & Poor's Stock Index posted a total return of 26.18% during the 12 month period ended February 28, 1997, amply rewarding long-term investors who rode out volatility early in the period.* The best performers were concentrated among shares of large company stocks, which significantly outpaced shares of smaller firms.

At the end of this period, however, the markets began to give serious consideration to a possible tightening of monetary policy following Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony. Chairman Greenspan's comments focused on current high levels of consumer confidence and the potential for inflationary pressures to surface. His comments fueled renewed volatility in the fixed-income markets, and the bellwether 30-year Treasury bond ended the period with a 0.36% total return.**

THE CASE FOR
STOCKS AND BONDS

The stock market's gain raises some important issues. Late in the period, there was considerable discussion concerning Federal Reserve Chairman Alan Greenspan's comments of "irrational exuberance" in his reflections on the state of the U.S. equity markets. Other observers felt that investors should be optimistic based on the healthy business climate in the U.S., the moderate economic policies of the current administration and the focus in Washington on balanced budgets.

Overall, the U.S. economy seems poised for continued moderate growth, which is good news for stocks. The stock market's current price-to-earnings (P/E) ratio of 17.8 times our 1997 earnings estimates is within the 16 to 19 times range of the 1960s when we had similar inflation levels. We think it is reasonable to expect P/E ratios to stay at current levels. That gives an estimated market return over the next 12 months of 10% (8% from earnings growth and 2% from dividend yield).

Congress and the Clinton Administration continue to entertain the prospect of a Balanced Budget Amendment, mandating the end of federal deficits within five to seven years. While an agreement has not passed to date, this shift in attitude bodes well for both stocks and bonds, as a balanced budget facilitates lower interest rates, encouraging earnings growth.

POTENTIAL RISKS

Given the length of the current economic expansion, history tells us that the bulls will run out of steam. Slowing economic growth is a double-edged sword as lower corporate earnings lead to both a decline in prices and a reallocation of savings. Companies with disappointing earnings may quickly fall into disfavor. Broad equity indices may then decline as investors reallocate their assets into more stable stocks.

The U.S. bond market and, indirectly, the U.S. equity market have benefited from strong purchases of U.S. Treasuries by foreign investors. Supported by an appreciating dollar, foreign purchases of U.S. Treasuries in 1996 were $265 billion compared to $118 billion in net sales by domestic investors (for four quarters ended December 31, 1996).*** If the dollar should decline, there would be less incentive to buy dollar denominated assets.

LOOKING FORWARD

In our view, investors should approach the remainder of 1997 with rational exuberance tempered by a knowledge of history. Under the best case scenario, the U.S. economy will see a move toward sustainable growth, higher real interest rates and an anticipated 8% to 9% increase in corporate profits. Given these projections, most investment professionals expect equities to perform well in 1997, although below 1996 levels. Bonds at this juncture seem attractive, especially given the recommended revisions to real rates of inflation and the trend toward a balanced federal budget.

History, however, usually repeats itself, and we would not be surprised to see some corrections ahead. Thus, investors may want to review their portfolios, bearing in mind the importance of diversification in controlling risk. We see the most value in equities characterized by growth at reasonable P/E multiples, and find relative value in intermediate-term bonds, rather than long duration plays. Investors seeking long-term growth after inflation and taxes should remain biased toward stocks and positive on bonds.

Sincerely,
Kirk Hartman
Kirk Hartman
Chief Investment Officer,
Bank of America NT&SA,
Investment Adviser to the
Pacific Horizon Funds

---------------
  * The S&P 500 is an index that is representative of the large capitalization U.S. equity market as a whole, and cannot be invested in directly.

 ** Source: Bloomberg using Merrill Lynch Taxable Bond Indices which reflects the 30-year Treasury bond return.

*** Source: ISI Group

SEAFIRST
ASSET ALLOCATION FUND

======================

ROBERT PYLES, CFA
Sr. Vice President &
Director of Equity
Bank of America NT&SA

Mr. Pyles manages the equity portion of the Asset Allocation Fund.

GOAL:

The Seafirst Asset Allocation Fund seeks long-term growth from capital appreciation and dividend and interest income.

INVESTMENTS:

The Fund uses a balanced approach by investing in stocks, bonds and cash-equivalent securities.

APPROPRIATE FOR:

Investors seeking growth and income through a diversified portfolio of stocks and bonds.

INCEPTION:

March 9, 1988

SIZE OF FUND AS OF
FEBRUARY 28, 1997:
Over $173.4 million
----------------------

----------------------

STEVEN L. VIELHABER
Director of Taxable Fixed Income
Bank of America NT&SA

Mr. Vielhaber is a leading member of the investment management team for the fixed-income portion of the Asset Allocation Fund.

Q
    HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    The Fund had a total return of 18.03% for the 12 months ended February 28, 1997.* The Fund uses two benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Aggregate Bond Index, which returned 26.18% and 4.83%, respectively.**
Q
    HOW DID YOU ALLOCATE THE FUND'S PORTFOLIO AMONG STOCKS, BONDS AND CASH DURING THE RECENT 12 MONTHS?

A
    The Fund began the 12 month period with a normal asset mix of about 55% stocks, 40% bonds and 5% cash. But as interest rates rose during the early part of the year, we moved 2% to 3% of our cash position into bonds to take advantage of the higher yields. The strong performance of stocks in the portfolio raised the Fund's equity weighting to approximately 60% both in November and February. On both occasions, we sold stocks at a profit in order to bring the Fund's allocation back into line. Our weightings as of the period ended February 28, 1997 were 58% stocks, 39% bonds, and 3% cash.***
Q
    HOW DID YOU MANAGE THE STOCK PORTION OF THE PORTFOLIO?

A
    We based our sector investment decisions on earnings growth and value levels and where we are in the economic cycle. For the past year, we were in the third phase of a four-phase economic cycle--the expansion phase. Historical data shows that the capital goods and technology industries typically perform well in this phase of the economic cycle, so we chose to be overweighted in these sectors. They turned out to be two of the three strongest performing segments of the stock market during the past 12 months.

The Fund also benefited from our underweighting in the utility sector, which dramatically underperformed the market due to the changing regulatory and competitive environment.

Among portfolio stocks, strong performers for the Fund included Intel (3.9%), Cisco Systems (1.0%), Warner-Lambert (0.9%), Price-Costco, Inc. (0.6%), and Household International (1.3%).***
Q
    HOW DID YOU MANAGE THE BONDS IN THE PORTFOLIO?

A
    The fixed-income portion of the Asset Allocation Fund is managed against the Lehman Brothers Aggregate Bond Index which includes Treasuries, corporate bonds, and mortgage-backed securities. With the economy slowing sharply in late 1995 and early 1996, the portfolio was structured to take advantage of falling interest rates. Thus, it was underweighted in both the corporate and mortgage sectors.

As evidence of steady economic strength continued to mount, and interest rates settled into a trading range, we increased our asset allocation to both mortgages and corporate bonds; with spreads in the corporate sector trading at relatively tight levels, the credit curve flat and quality spreads tight. We positioned our corporate exposure predominantly in shorter maturities of higher credit quality. (The credit curve is a measure of the incremental spread for extending maturities in the same credit. Quality spreads are a measure of the incremental spread for accepting lower-rated credits.) In mortgages, we have increased our exposure to the seasoned sector using current coupons and moderate premiums. Seasoned mortgages, having been through previous prepayment cycles, have lower prepayment volatility, and should perform very well in the range-bound environment that we are forecasting--an environment where interest rates are trading within a tighter range.
Q
    WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND?

A
    We anticipate a period of continued economic expansion. We are watching stock valuations and economic data carefully, and will continue to select attractively priced stocks that can deliver steady earnings growth in the long term. We will continue to manage the bond sector of the portfolio within the context of our duration-neutral strategy, but with a slight bias toward shorter-term issues whose prices are more stable when interest rates fluctuate. Duration, which measures a bond's price sensitivity to interest rates, is a principal component of risk and return. In terms of our Funds, the average durations of the securities in the Funds' portfolios generally remain fairly close to the durations of the Funds' respective benchmarks. We then attempt to add value by applying our relative value methodology to sector allocation, yield curve positioning and security selection. We plan to again reduce equities to 56% and increase bonds to 42%, and retain 2% cash.***

---------------
   * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

  ** The S&P 500 and the Lehman Brothers Aggregate Bond are unmanaged indices generally representative of equity investments and asset allocation investments respectively, and cannot be invested in directly.

 *** The composition of the Fund's holdings is subject to change.

SEAFIRST
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                             SEAFIRST        LIPPER         LEHMAN
                              ASSET         FLEXIBLE       BROTHERS
   MEASUREMENT PERIOD       ALLOCATION       FUNDS        AGGREGATE
 (FISCAL YEAR COVERED)         FUND         AVERAGE       BOND INDEX      S&P 500
3/9/88                            10037          10000          10000          10000
2/28/89                           11120          10438          10470          11536
2/28/90                           12654          11620          11805          13713
2/28/91                           14116          13013          13247          15730
2/29/92                           15986          15110          14942          18247
2/28/93                           17211          16230          16763          20192
2/28/94                           18651          18084          17668          21872
2/28/95                           19452          18136          23480
2/29/96                           23817          22403          20183          31604
2/28/97                        28159.81       26208.79          21266          39720

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Seafirst Asset Allocation Fund to
the S&P 500, an unmanaged index
typically used as a performance
benchmark for equity investments, and
the Lehman Brothers Aggregate Bond
Index, an unmanaged index with
investment policies similar to the
Fund. As illustrated, the Fund fared
well compared to other asset allocation funds. The average of asset allocation funds as tracked by Lipper Analytical Services, Inc., measures the performance of other funds with investment objectives and policies similar to those of the Seafirst Asset Allocation Fund. An initial $10,000 investment in the Fund made on March 9, 1988, would now be worth $28,160. The same investment made in the Lipper Flexible Funds Average would now be worth $26,209.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Flexible Funds Average, the S&P 500 Index, nor the Lehman Brothers Aggregate Bond Index may be invested in directly. The hypothetical investment in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

                                             --------------------------------------
                                                     ASSET ALLOCATION FUND
                                                     AVERAGE ANNUAL RETURN
                                             --------------------------------------
                                               1 Year                        18.03%
                                               ....................................
                                               5 Year                        11.98%
                                               ....................................
                                               Since Inception
                                               (3/9/88)                      12.31%
                                              -------------------------------------

SEAFIRST
ASSET ALLOCATION FUND
(AS OF FEBRUARY 28, 1997)
PORTFOLIO COMPOSITION*

A Market-Driven Process

The Fund's adviser seeks to
determine relative values among
stocks, bonds and cash equivalents
and weights the portfolio
accordingly.
The Fund's adviser looks for the
following characteristics within
each asset class: Stock holdings
that display above-average growth
potential and reasonable valuation.
The diversified bond portfolio may
contain mortgage-backed securities
as well as fixed-income obligations
that are undervalued in the opinion
of the Fund's adviser. The Fund's
cash holdings can be viewed as a
defensive position in changing
markets.

--------------------------------------------------------------------------------

                                            A BALANCED INVESTMENT
                                            APPROACH

                                            Allocation Among Asset Classes

                                            The Fund may be appropriate for
                                            investors seeking long-term growth
                                            from capital appreciation as well as
                                            dividend and interest income through
                                            a balanced approach to investing
                                            using bonds, stocks and cash
                                            equivalents. Investors can make one
                                            simple investment and their money
                                            will be spread over a variety of
                                            asset classes. The Fund's adviser
                                            seeks a total return greater than
                                            bonds or cash with less volatility
                                            than an investment in stocks.
                                            Through strategically allocating
                                            assets among various investments,
                                            the Fund's adviser will shift the
                                            asset mix as market conditions
                                            change, thereby seeking to profit
                                            from market opportunities in any
                                            economic environment.
                                                       ASSET ALLOCATION

COMMON STOCKS                   58.0
CASH & EQUIVALENTS               3.0
BONDS                           39.0

--------------------------------------------------------------------------------
                                              * The composition of the Fund's
                                                holdings is subject to change.
       SHIFTING THE ASSET MIX

SEAFIRST
BLUE CHIP FUND

======================

JAMES D. MILLER, CFA
Chief Investment Officer
Bank of America Illinois
Investment Advisers Division

Mr. Miller is head of the investment management team for the Blue Chip Fund.

GOAL:

The Seafirst Blue Chip Fund seeks long-term capital appreciation.

INVESTMENTS:

The Fund invests primarily in a diversified portfolio of "blue chip" common stocks, which are included in either the Dow Jones Industrial Average or the Standard & Poor's 500 Index.

APPROPRIATE FOR:

Investors who want to participate in the growth potential of some of America's major companies. The Fund is a diversified equity product that can be used as part of many investment strategies.

INCEPTION:

March 9, 1988

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $273.9 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE RECENT PERIOD?

A
    The market, aided by slow economic growth and low inflation, experienced a phenomenal run during the past 12 months. The Fund posted a total return of 27.42%* compared to 26.18%** for the Standard & Poor's 500 Stock Index for the 12 months ended February 28, 1997.

Investors were particularly drawn to large company stocks, which outpaced stocks of small companies. The stocks of five blue chip firms accounted for 20% of the returns of the S&P 500. Those companies were Microsoft Corporation, Intel Corporation, General Electric, Coca-Cola Company, and IBM.*** In addition, there was heavy rotation between market sectors. For example, technology was the leader in 1996 and has lagged the market in early 1997. During the second half of 1996, there was a shift away from stocks of companies with strong earnings momentum towards stocks investors perceive to be undervalued.

Q
    HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A
    We stayed neutral to the market capitalization of the benchmark, which is around $45 billion. **** But as always, we focused on individual stock selection. Our stock selection is based on a number of different factors, with the heaviest weighting given to those that are having the greatest impact at a given time. During the recent period, we focused on stocks with a combination of "earnings certainty," "rising earnings expectations" and value factors such as low price-to-earnings (P/E) ratios. Companies with high earnings certainty are those that have similar earnings estimates from different analysts. Firms with rising earnings expectations are those that have experienced the biggest increases in analysts' earnings estimates.

Q
    WHAT ARE SOME STOCKS OR SECTORS THAT PERFORMED WELL FOR THE FUND DURING THE YEAR?

A
    The technology sector was the best performing sector in the market for the 12 month period ended February 28, 1997. Our holdings included companies such as Intel Corp. (3.0% of net assets as of February 28, 1997) which gained 141% during the period. Other large, widely recognized companies that performed well were in retail and financial services -- companies such as Citicorp (0.85% of net assets as of February 28, 1997) and T.J.X. Companies, Inc. (0.83% of net assets as of February 28, 1997), which operate T.J. Maxx and Marshalls stores.*****

Q
    WHAT'S AHEAD FOR THE FUND?

A
    We will continue to maintain a portfolio broadly diversified among market sectors according to the benchmark that we use to compare our Fund's performance. At the same time, we will add value by choosing stocks of companies that offer a combination of growth, value and earnings momentum. Our philosophy will not change based on short-term trends or conditions in the market. Instead, we will remain focused on meeting the goals of long-term investors, while attempting to outperform the S&P 500 on a consistent basis.

---------------
    * Return figures for the Fund include change in share price, reinvestment of dividends and capital gains distributions. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

   ** Source: Ibbotson Associates, 1997. The S&P 500 is an unmanaged index generally representative of the equity market as a whole, and cannot be invested in directly.

  *** Source: Standard & Poor's Composite, 1996 "Performance Attribution,"
      Prudential Securities by Melissa Brown, 1/6/97.

 **** Source: BARRA, February 28, 1997.

***** The composition of the Fund's holdings is subject to change.

SEAFIRST
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

      MEASUREMENT PERIOD          SEAFIRST BLUE     LIPPER GROWTH
    (FISCAL YEAR COVERED)           CHIP FUND       FUNDS AVERAGE        S&P 500
3/9/88                                  10023.34             10000          10000.00
2/28/89                                 11573.03             10916          11535.92
2/28/90                                 13802.89             12572          13713.33
2/28/91                                 15521.05             14427          15730.40
2/29/92                                 17760.28             17637          18246.67
2/28/93                                 18645.22             18632          20191.65
2/28/94                                 21434.69             21104          21871.58
2/28/95                                    23100             21855             24175
2/29/96                                    29984             27893             31604
2/28/97                                 38280.06          34802.59             39720

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Seafirst Blue Chip Fund to the
S&P 500, which is an unmanaged index
typically used as a performance
benchmark for equity investments. As
illustrated, the Fund has fared well
compared to other growth funds. The
average of growth funds as tracked by
Lipper Analytical

Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Seafirst Blue Chip Fund. An initial $10,000 investment in the Fund made on March 9, 1988, would now be worth $38,280. The same investment made in the Lipper Growth Funds Average, would now be worth only $34,803.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gain distributions.

Lipper Analytical Services, Inc., is an independent mutual fund-monitoring organization. Neither the Lipper Growth Funds Average nor the S&P 500 can be invested in directly. The hypothetical investment in the S&P 500 does not reflect any sales or management fees that would be incurred in an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

                                            ---------------------------------------
                                                         BLUE CHIP FUND
                                                     AVERAGE ANNUAL RETURN
                                             --------------------------------------
                                               1 year:                       27.42%
                                               ....................................
                                               5 year:                       16.55%
                                               ....................................
                                               Since inception:
                                               3/9/88                        16.12%
                                              -------------------------------------

SEAFIRST
BLUE CHIP FUND
(AS OF FEBRUARY 28, 1997)
PORTFOLIO COMPOSITION
FUND QUALITY
A Strategy for Long-Term Capital
Appreciation
The Fund maintains a "quality"
investment orientation by placing an
emphasis on the securities of
well-known established companies.
This "blue chip" approach may be
appropriate for investors seeking
long-term growth of capital. At
least 80% of the Fund's assets are
normally invested in blue chip
stocks. To meet the criteria set by
the Fund's investment objectives,
these stocks must be components of
the Dow Jones Industrial Average or
the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------

                                                    The Fund adviser's research
                                                    orientation seeks to
                                                    identify individual stocks,
                                                    within the sector
                                                    allocations mirroring those
                                                    of the S&P 500, with the
                                                    greatest potential for
                                                    long-term growth. The Fund's
                                                    primary emphasis is on
                                                    stocks that, in the opinion
                                                    of the Fund's adviser, have
                                                    the greatest potential of
                                                    superior performance with
                                                    the least amount of risk.

                                                  TOP TEN HOLDINGS*
                                                  ------------------------------------------------------
                                                                                     PERCENT OF
                                                               COMPANY               NET ASSETS
                                                  ------------------------------------------------------
                                                    Coca-Cola Co.                       3.10%
                                                  ......................................................
                                                    Intel Corp.                         3.00%
                                                  ......................................................
                                                    Merck & Co., Inc.                   2.98%
                                                  ......................................................
                                                    Microsoft Corp.                     2.84%
                                                  ......................................................
                                                    General Electric Co.                2.76%
                                                  ......................................................
                                                    Phillip Morris Cos, Inc.            2.26%
                                                  ......................................................
                                                    E.I. Du Pont de Nemours & Co.       2.13%
                                                  ......................................................
                                                    Exxon Corp.                         1.98%
                                                  ......................................................
                                                    Proctor & Gamble                    1.91%
                                                  ......................................................
                                                    Johnson & Johnson                   1.88%
                                                  ------------------------------------------------------
                                                  TOTAL                                24.84%
                                                  ------------------------------------------------------

A RESEARCH-DRIVEN APPROACH*

                                                  Utilities                          10.3
Finance                      15.4
Consumer Suplies             12.7
Health Care                  11.3
Technology                   13.3
Capital Goods                 9.5
Energy                        8.5
Basics                        5.6
Transportation                1.3
Consumer Cyclicals           12.1

* THE COMPOSITION OF THE FUND'S HOLDINGS IS SUBJECT TO CHANGE.

SEAFIRST
BOND FUND

======================

KIRK HARTMAN
Chief Investment Officer
Bank of America NT&SA

The Seafirst Bond Fund is managed by a Bank of America NT&SA investment team led by Kirk Hartman, Chief Investment Officer.

GOAL:

The Seafirst Bond Fund seeks interest income and capital appreciation.

INVESTMENTS:

The Fund invests in a diversified portfolio of investment-grade, intermediate- and longer-term bonds, including corporate and government fixed-income obligations, mortgage-backed securities, municipal securities and cash equivalents.

APPROPRIATE FOR:

Investors who want interest income and capital appreciation from a diversified portfolio of fixed-income securities.

INCEPTION:

March 9, 1988

SIZE OF FUND AS OF
FEBRUARY 28, 1997:

Over $39.2 million
Q
    WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    Over the last 12 months, the economy continued to grow, further extending the current economic expansion, while inflation, especially for this stage of the business cycle, remained quite tame. There had been fear of resurgent inflation causing interest rates to rise across the yield curve. During the year, interest rates rose .20% in three month Treasury Bills, .68% in three year Treasury Notes, and .33% in the 30 year Bond, causing the yield curve to steepen in the front end, and flatten in intermediate and longer maturities.*

Interest rates rose sharply in March and April of 1996, then traded in a relatively tight trading range for the remainder of the period ended February 28, 1997. This period was also marked by gradual tightening in the mortgage and corporate sectors. As measured by the Lehman family of indices,** the mortgage sector had the best total return for the year with 6.58%, followed by both corporate bonds and asset-backed bonds at 5.71%, agencies at 5.30% and treasuries at 4.42%.**

A notable adjustment to the mortgage index was the tiering of coupons by age, or seasoning. In July, a number of rating agencies began to price seasoned mortgages differently than newly-issued mortgages. The theory is that seasoned mortgages, having been through previous prepayment cycles, will have a more stable prepayment profile, and would therefore justify a higher dollar price than their newly originated counterparts.

Within the corporate sector, utilities led the way with a total return of 6.00% followed by industrials at 5.83%, Yankee Bonds at 5.68% and finance at 5.36%. (Yankee Bonds, which are registered bonds issued in the U.S. by foreign governments, banks and institutions, tend to pay higher interest than other bonds of comparable credit quality when market conditions are better in the U.S. than abroad.) On a duration adjusted basis, however, the finance sector had the best performance at 6.57% compared to utilities at 6.22% and both industrials and Yankee Bonds at 5.83%.**
Q
    WHAT WAS THE FUND'S RETURNS IN THAT ENVIRONMENT?

A
    By virtue of its relatively short maturity and higher credit quality holdings, the Bond Fund underperformed the Fund's benchmark on a total return basis, posting a return of 3.74% during the 12 months ended February 28, 1997.*** The Fund's benchmark, the Lehman Brothers Intermediate Government /Corporate Index returned 5.00% for the same period.**
Q
    HOW DID YOU STRUCTURE THE DURATION OF THE FUND?

A
    The Seafirst Bond Fund seeks to use a duration-neutral philosophy. Since duration, a measure of a bonds price sensitivity to changes in interest rates, is the principal component of both risk and return, we seek to deliver returns consistent with the returns of the appropriate benchmark by maintaining the duration of the fund close to that of the benchmark. We then attempt to add value by applying our relative value methodology to sector allocation, yield curve positioning and security selection as appropriate for each fund. Our relative value methodology strategy enables us to compare and select opportunities that represent some of the best values from the universe of available issues in the market.
Q
    WHAT OPPORTUNITIES DID YOU FIND TO ADD VALUE THROUGH SECTOR ALLOCATION IN THE BOND FUND?

A
    As the period began, spreads in the corporate sector were trading at historically tight levels, the credit curve was flat and quality spreads were tight. The credit curve is a measure of the incremental spread for extending maturities in the same credit. Quality spreads are a measure of the incremental spread for accepting lower-rated credits.

The Fund held corporate debt obligations, and was overweighted to the finance sector and underweighted to the utility sector due to litigation at that time involving deregulation uncertainties. We positioned the Fund this way because of the positive fundamentals of the finance sector. Our decision to overweight our holdings in finance proved beneficial. Utilities also performed quite well as the regulatory environment became much more favorable.****

In light of the historic tightness at the beginning of the period, we moved from a more aggressive stance to one that is moderately defensive. In hind sight, this change was somewhat premature as lower quality, longer maturity corporate bonds were the strongest performers over the past year, and our performance lagged. We continue to believe, however, that our defensive strategy should ultimately prove to be correct. If spreads continue to tighten, we will likely underperform marginally. Conversely, if spreads do widen, our performance should be considerably better.
Q
    WHAT'S AHEAD FOR THE BOND MARKET AND THE FUND?

A
    Currently, we are forecasting an economy that continues to grow at or near the non-inflationary growth rate of 2.0-2.5% and a continuing, stable inflation environment. With the current tightness in the labor market pointing to an increased probability of rekindled inflation, and the recent comments from the Federal Reserve, we would not be surprised to see the Federal Reserve raise interest rates in the near future.*****

We do not, however, see rates moving dramatically higher. We continue to believe that interest rates will trade within a relatively tight range, and feel that we are currently in the middle of that range. We will continue to manage the portfolio within the context of our duration-neutral strategy, but with a marginally more defensive bias in the near-term.

---------------
* Source: Bloomberg, using Merrill Lynch Taxable Bond Indices which reflects the One-Year Treasury Bill return. The One-Year Treasury Bill Index is an unmanaged index generally representative of the Treasury bond market as a whole, and cannot be invested in directly.

** The Lehman family of indices including the Lehman Brothers Corporate Bond, Intermediate Government/Corporate Bond and the Mortgage Bond are unmanaged indices generally representative of the different sectors within the bond market as a whole, and cannot be invested in directly.

*** Return figures for the Fund include change in share price, reinvestment of dividends and capital gain distributions. The Fund is currently waiving a portion of the advisory, administrative and/or shareholder servicing fee. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

****   The composition of the Fund's holdings is subject to change.

***** Note: This move occurred in late March of 1997, subsequent to the close of the Fund year.

SEAFIRST
BOND FUND
(AS OF FEBRUARY 28, 1997)

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                                       LIPPER        LEHMAN BROTHERS
                                                    INTERMEDIATE      INTERMEDIATE
      MEASUREMENT PERIOD          SEAFIRST BOND      INVESTMENT      GOVERNMENT/CORPORATE
    (FISCAL YEAR COVERED)             FUND          FUNDS AVERAGE      BOND INDEX
3/9/88                                  10013.28             10000          10000.00
2/28/89                                 10599.90             10297          10391.66
2/28/90                                 11798.09             11332          11613.74
2/28/91                                 13091.29             12504          12944.41
2/29/92                                 14504.66             14086          14493.55
2/28/93                                 16025.25             15817          16170.70
2/28/94                                 16521.14             16690          16803.17
2/28/95                                    16722             16821             17029
2/29/96                                    18377             18715             18861
2/28/97                                 19187.88          20073.65             20107

HOW PERFORMANCE COMPARES
The chart compares the performance of
the Seafirst Bond Fund to the Lehman
Brothers Intermediate
Government/Corporate Bond Index,
which is an unmanaged index typically
used as a performance benchmark for
intermediate term investments.
As illustrated, the Fund tracked the
perform-
ance of other intermediate bond funds. The average of intermediate investment funds reported by Lipper Analytical Services, Inc. measures the performance of other funds with investment objectives and policies similar to those of the Seafirst Intermediate Bond Fund. An initial $10,000 investment in the Fund made on March 9, 1988, would now be worth $19,188. The same investment made in the Lipper Intermediate Investment Funds Average would now be worth $20,074.

SEE INVESTMENT MANAGER INTERVIEW FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so an investor's shares, when redeemed, may be worth more or less than their original cost. Return figures for the Fund include change in share price, reinvestment of dividends, and capital gains distributions.

Lipper Analytical Services, Inc. is an independent mutual fund-monitoring organization. Neither the Lipper Intermediate Investment Funds Average, nor the Lehman Brothers Intermediate Government/Corporate Bond Index may be invested in directly. The hypothetical investment in the Lehman Brothers Intermediate Government/Corporate Bond Index does not reflect any sales or management fees that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses and management fees.

                                             --------------------------------------
                                                     INTERMEDIATE BOND FUND
                                                     AVERAGE ANNUAL RETURN
                                             --------------------------------------
                                               1 Year                         3.74%
                                               ....................................
                                               5 Year                         5.69%
                                               ....................................

                                               Since Inception
                                               (3/9/88)                       7.53%
                                             --------------------------------------

SEAFIRST
BOND FUND
(AS OF FEBRUARY 28, 1997)
                                            QUALITY
                                            The credit research team at Bank of
                                            America, the Fund's adviser,
                                            monitors debt instruments and issuer
                                            quality to identify fixed-income
                                            securities for the Fund. With its
                                            emphasis on quality, the Fund
                                            invests primarily in securities that
                                            are rated investment grade by an
                                            independent rating service or that
                                            are issued by the U.S. Government.
                                            The security selection process also
                                            depends on information about broad
                                            economic factors that can affect the
                                            bond markets.

--------------------------------------------------------------------------------

FLEXIBILITY
Capitalizing on Changing Markets

The Fund invests in a varied
portfolio of quality bonds in an
effort to protect principal against
sharp price fluctuations and
stabilize net asset value. The
Fund's adviser has great latitude in
deciding how assets are invested
among corporate, government and
mortgage-backed obligations. That
means the Fund enjoys total
flexibility to make the most of
changing market conditions.

Aaa                                68.4
Aa                                  7.7
A                                  23.9

-----------------------------------------------------------
* THE COMPOSITION OF THE FUND'S
  HOLDINGS IS SUBJECT TO CHANGE.

PACIFIC HORIZON
PRIME FUND

======================

MARIKA ECONOMOS
Portfolio Manager
Taxable Money Market Funds
Bank of America NT&SA

GOAL:

The Seafirst Prime Fund seeks to provide a high level of current income, daily liquidity and stability of principal by investing in U.S. dollar-denominated short-term money market instruments.

INVESTMENTS:

The Prime Fund seeks to achieve its objectives through a broad range of government, bank and commercial obligations available in the money markets instruments.

APPROPRIATE FOR:

Investors or institutions that want daily liquidity.

SIZE OF FUNDS AS OF
FEBRUARY 28, 1997:

Over $7.1 billion
Q
   WHAT FACTORS AFFECTED THE SHORT-TERM FIXED INCOME MARKETS DURING THE 12 MONTHS ENDED FEBRUARY 28, 1997?

A
    For the first six months of the fiscal year, the domestic economy grew faster than the rate generally considered sustainable and non-inflationary. Expectations were that the Federal Reserve would be forced to cool down the economy with a short-term interest rate increase.

A trading pattern emerged in the first two quarters whereby yields repeatedly rose due to higher than expected employment reports, and subsequently dropped as the additional jobs that were created failed to translate into higher prices. Then in the third quarter, the market sustained its strongest rally of the year as inflation fears dissipated on the heels of consecutive weak employment reports.

The apparent slowdown of the domestic economy seemed to assure market participants that the Federal Reserve would not raise interest rates in the foreseeable future. However, this comfort was short-lived; Federal Reserve Chairman Alan Greenspan caused market concern in December with his views that recent gains in stock prices were unsustainable and could be detrimental to financial markets in the long run. As a result, the 12-month period ended with investors once again wary of tighter monetary policy.*

CURRENT SEVEN-DAY YIELDS
AS OF FEBRUARY 28, 1997+
---------------------------------------

 Prime Fund                                     4.91%

---------------------------------------

------------
 + Past performance is no guarantee of future results. Yields will fluctuate with the market. Investments in money market funds are neither insured nor guaranteed by the U.S.

   Government, and there can be no assurance that the Funds will be able to maintain a stable Net Asset Value (NAV) of $1.00 per share.

Q
    HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A
    As the period began in March, 1996, we structured the Fund using a laddered approach, which provides protection against sudden increases in short-term interest rates. We adhered to this strategy through the end of September, when the yield curve flattened in response to the Federal Reserve holding interest rates steady and a subsequent slowing of economic growth. At that point, we began to restructure the Fund by employing a barbell strategy, which includes a combination of overnight to three month securities and longer-term issues that mature in 11 to 13 months.

The months of November through January provided inordinately high overnight rates as a result of several different technical factors. The Fund benefited greatly from this phenomenon, as they consistently maintain a considerable amount of cash for liquidity.

Throughout the entire year, we strove to keep a significant percentage of our assets in floating rate notes. These securities perform well in uncertain rate environments, because their coupons reset to a positive spread to market levels at short intervals.

Q
    WHAT WERE THE FUND'S AVERAGE MATURITIES DURING THE YEAR?

A
    The Fund's weighted average maturities remained just long of neutral for the majority of the year at approximately 48 to 55 days.** We extended the maturities in the face of stronger than expected economic data given that the corresponding yields made sense in the event of a Federal Reserve tightening. In contrast, when market prices seemed unsustainably high, we reduced the average maturity of the Fund closer to neutral at 40 to 45 days.**

Q
   WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE FUND GOING FORWARD?

A
    We believe that the economy is beginning to show signs of inflationary growth in the employment sector as well as in housing, retail sales and consumer confidence. These factors could force the Federal Reserve to implement at least one short-term interest rate increase.* Given this scenario, we believe that the zero to 12 month yield curve will remain steep for the first nine months of the year. But quick action by the Central Bank will most likely keep inflation in check, alleviating the need for a series of rate increases. A flatter yield curve may materialize in the final quarter of the year in response to controlled economic growth.

We will maintain a cautious strategy until we see evidence of a slower economy. For the first part of the year, we plan to shorten the Funds' average maturities to below neutral in anticipation of a potential Federal Reserve tightening. This will be accomplished through maintaining a significant overnight position and constraining our term purchases to one through three month investments. In addition, we will look to increase our floating rate note positions.

------------
 * Note: This move occurred in late March of 1997, subsequent to the close of the Fund year.

** The composition of the Funds' holdings are subject to change.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities (in thousands)
February 28, 1997
--------------------------------------------------------------------------------

                                                         ASSET
                                                       ALLOCATION    BLUE CHIP     BOND
                                                          FUND         FUND        FUND
                                                       ----------    ---------    -------
ASSETS:
  Investment in Master Investment Trust, Series I --
    Asset Allocation Portfolio, Blue Chip Portfolio
    and Investment Grade Bond Portfolio, at value...    $173,960     $274,278     $39,388
  Receivable from Administrator.....................          --          115          10
  Deferred organization costs, prepaid expenses and
    other receivables...............................          22           25          36
                                                        --------     --------     -------
Total Assets........................................     173,982      274,418      39,434
                                                        --------     --------     -------
LIABILITIES:
  Reports to shareholders expense payable...........          44           48          49
  Administration fees payable.......................          39           61           9
  Shareholder service fees payable..................          34           53           8
  Custodian fees payable............................           4            6           1
  Audit fees payable................................          10           11          10
  Legal fees payable................................          10           14           5
  Other accrued expenses............................          19            5           2
                                                        --------     --------     -------
Total Liabilities...................................         160          198          84
                                                        --------     --------     -------
NET ASSETS..........................................    $173,822     $274,220     $39,350
                                                        ========     ========     =======
Shares Outstanding (no par value, unlimited number
  of shares authorized).............................      10,907       11,127       3,679
                                                        ========     ========     =======
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE.........................................    $  15.94     $  24.64     $ 10.70
                                                        ========     ========     =======
COMPOSITION OF NET ASSETS:
  Paid-in capital...................................    $145,116     $189,975     $41,920
  Accumulated net realized gains (losses) on
    investment transactions.........................      11,252       33,987      (2,427)
  Net unrealized appreciation (depreciation) on
    investments.....................................      17,391       49,708        (185)
  Undistributed net investment income...............          63          550          42
                                                        --------     --------     -------
NET ASSETS, FEBRUARY 28,1997........................    $173,822     $274,220     $39,350
                                                        ========     ========     =======

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Operations (in thousands)
For the year ended February 28, 1997
--------------------------------------------------------------------------------

                                                                       ASSET
                                                                     ALLOCATION    BLUE CHIP     BOND
                                                                        FUND         FUND        FUND
                                                                     ----------    ---------    -------
INVESTMENT INCOME:
 Investment Income from Master Investment Trust, Series I--Asset
   Allocation Portfolio, Blue Chip Portfolio and Investment Grade
   Bond Portfolio, respectively:
   Interest income................................................    $  4,528     $     407    $ 2,632
   Dividend income................................................       1,720         4,956         --
                                                                       -------       -------     ------
   Total Income...................................................       6,248         5,363      2,632
                                                                       -------       -------     ------
   Expenses.......................................................       1,195         2,124        276
   Less: Fee waivers..............................................        (690)         (673)      (142)
                                                                       -------       -------     ------
                                                                           505         1,451        134
                                                                       -------       -------     ------
Net Investment Income from Master Investment Trust, Series I --
 Asset Allocation Portfolio, Blue Chip Portfolio and Investment
 Grade Bond Portfolio, respectively...............................       5,743         3,912      2,498
                                                                       -------       -------     ------
EXPENSES:
 Administration fees..............................................         472           679        124
 Shareholder service fees.........................................         408           585        107
 Custodian fees and expenses......................................          49            70         12
 Legal fees.......................................................          34            47         20
 Registration fees................................................          18            33         13
 Reports to shareholders..........................................          26            19         27
 Audit fees.......................................................          15            21          8
 Trustees' fees...................................................          16            13          3
 Amortization of organization costs...............................           8             8          6
 Other operating expenses.........................................          22            27         23
                                                                       -------       -------     ------
     Total Expenses...............................................       1,068         1,502        343
Less: Fee waivers.................................................         (27)         (799)       (71)
                                                                       -------       -------     ------
Total Net Expenses                                                       1,041           703        272
                                                                       -------       -------     ------
NET INVESTMENT INCOME.............................................       4,702         3,209      2,226
                                                                       -------       -------     ------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS FROM MASTER
 INVESTMENT TRUST, SERIES I--ASSET ALLOCATION PORTFOLIO, BLUE CHIP
 PORTFOLIO AND INVESTMENT GRADE BOND PORTFOLIO, RESPECTIVELY
 Net realized gains (losses) on investment transactions...........      19,788        45,672       (428)
 Net change in unrealized appreciation (depreciation) on
   investments....................................................       2,766         9,802       (328)
                                                                       -------       -------     ------
Net realized/unrealized gains (losses) on investments from Master
 Investment Trust, Series I -- Asset Allocation Portfolio, Blue
   Chip
 Portfolio and Investment Grade Bond Portfolio, respectively......      22,554        55,474       (756)
                                                                       -------       -------     ------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................    $ 27,256     $  58,683    $ 1,470
                                                                       =======       =======     ======

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (in thousands)
--------------------------------------------------------------------------------

                                                             ASSET ALLOCATION FUND
                                                          ----------------------------
                                                           YEAR ENDED      YEAR ENDED
                                                          FEBRUARY 28,    FEBRUARY 29,
                                                              1997            1996
                                                          ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................     $  4,702        $  4,869
  Net realized gains on investment transactions........       19,788          18,289
  Net change in unrealized appreciation on
    investments........................................        2,766           7,580
                                                            --------        --------
Change in net assets resulting from operations.........       27,256          30,738
                                                            --------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................       (4,682)         (4,869)
  Net realized gains from investment transactions......      (11,984)        (10,103)
                                                            --------        --------
Change in net assets from shareholder distributions....      (16,666)        (14,972)
                                                            --------        --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................       14,147          14,252
  Dividends reinvested.................................       16,206          14,972
  Cost of shares redeemed..............................      (25,606)        (31,637)
                                                            --------        --------
Change in net assets from capital share transactions...        4,747          (2,413)
                                                            --------        --------
Change in net assets...................................       15,337          13,353
NET ASSETS:
  Beginning of year....................................      158,485         145,132
                                                            --------        --------
  End of year..........................................     $173,822        $158,485
                                                            ========        ========

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (in thousands) (continued)
--------------------------------------------------------------------------------

                                                                 BLUE CHIP FUND
                                                          ----------------------------
                                                           YEAR ENDED      YEAR ENDED
                                                          FEBRUARY 28,    FEBRUARY 29,
                                                              1997            1996
                                                          ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................     $  3,209        $  2,742
  Net realized gains on investment transactions........       45,672          19,935
  Net change in unrealized appreciation on
    investments........................................        9,802          28,575
                                                            --------        --------
Change in net assets resulting from operations.........       58,683          51,252
                                                            --------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income..............................       (3,145)         (2,736)
    Net realized gains from investment transactions....      (17,528)        (14,510)
                                                            --------        --------
Change in net assets from shareholder distributions....      (20,673)        (17,246)
                                                            --------        --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................       41,915          34,754
  Dividends reinvested.................................       20,674          17,246
  Cost of shares redeemed..............................      (32,599)        (31,053)
                                                            --------        --------
Change in net assets from capital share transactions...       29,990          20,947
                                                            --------        --------
Change in net assets...................................       68,000          54,953
NET ASSETS:
  Beginning of year....................................      206,220         151,267
                                                            --------        --------
  End of year..........................................     $274,220        $206,220
                                                            ========        ========

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (in thousands) (continued)
--------------------------------------------------------------------------------

                                                                   BOND FUND
                                                          ----------------------------
                                                           YEAR ENDED      YEAR ENDED
                                                          FEBRUARY 28,    FEBRUARY 29,
                                                              1997            1996
                                                          ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................     $  2,226        $  2,970
  Net realized gains (losses) on investment
    transactions.......................................         (428)          2,153
  Net change in unrealized/depreciation on
    investments........................................         (328)           (139)
                                                            --------        --------
Change in net assets resulting from operations.........        1,470           4,984
                                                            --------        --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................       (2,207)         (2,970)
                                                            --------        --------
Change in net assets from shareholder distributions....       (2,207)         (2,970)
                                                            --------        --------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................        2,592           3,242
  Dividends reinvested.................................        2,054           2,970
  Cost of Shares redeemed..............................      (11,621)        (16,954)
                                                            --------        --------
Change in net assets from capital share transactions...       (6,975)        (10,742)
                                                            --------        --------
Change in net assets...................................       (7,712)         (8,728)
NET ASSETS:
  Beginning of year....................................       47,062          55,790
                                                            --------        --------
  End of year..........................................     $ 39,350        $ 47,062
                                                            ========        ========

---------------
See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Seafirst Retirement Funds (the "Company"), a Delaware Business Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company consisted of three funds--the Asset Allocation Fund, the Blue Chip Fund and the Bond Fund (individually an "SRF Fund" and collectively the "SRF Funds").

    Each SRF Fund seeks to achieve its investment objective by investing substantially all of its assets in the corresponding portfolio of the Master Investment Trust, Series I, (individually a "Portfolio" and collectively the "Portfolios" ), that has the same investment objectives as that of the SRF Funds. The value of each SRF Fund's investment in each Portfolio included in the accompanying Statements of Assets and Liabilities reflects each SRF Fund's proportionate beneficial interest in the net assets of that Portfolio. At February 28, 1997, the SRF Funds held proportionate interests in the corresponding Portfolios in the following amounts:

      Asset Allocation Fund............................................    82.9%
      Blue Chip Fund...................................................    57.6%
      Bond Fund........................................................    28.3%

    The financial statements of each Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with each SRF Fund's financial statements.

    Bank of America National Trust and Savings Association ("Bank of America") serves as the Company's administrator and Concord Financial Group, Inc. (the "Distributor"), an indirect wholly-owned subsidiary of BISYS Fund Services, Limited Partnership ("BISYS"), serves as the distributor of the Company's shares. Bank of America also serves as transfer and dividend disbursing agents of the SRF Funds.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the SRF Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT INCOME AND EXPENSES:

    The SRF Funds record their proportionate share of the investment income, expenses and realized and unrealized gains and losses recorded by the corresponding Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon the value of their investments in each Portfolio. Such investments are adjusted on a daily basis. The valuation of securities by the Portfolios is discussed in Note 2 to the financial statements of the Portfolios.

    Expenses directly attributable to each SRF Fund are charged directly to the respective SRF Fund, while general Company expenses attributed to more than one SRF Fund of the Company are allocated among the respective SRF Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The SRF Funds net investment income, if any is declared and paid as a dividend quarterly for the Blue Chip Fund and monthly for the Asset Allocation Fund and the Bond Fund to shareholders of record on the date of declaration. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of an SRF Fund can be offset by capital loss carryovers of the SRF Funds, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                ACCUMULATED         ACCUMULATED
                                               UNDISTRIBUTED        NET REALIZED
                                               NET INVESTMENT       GAIN/(LOSS)
                                                   INCOME          ON INVESTMENTS
                                               --------------      --------------
      Asset Allocation Fund.................      $ 42,555            $(42,555)
      Blue Chip Fund........................         7,714                (938)
      Bond Fund.............................        22,833             (11,531)

FEDERAL INCOME TAXES:

    It is the policy of the SRF Funds to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income to shareholders. Therefore, no federal income tax provision is required.

    At February 28, 1997, the Bond Fund had net capital loss carryovers in the amount of $2,426,328 which may be used to offset any future net capital gains, if any, to the extent provided by Treasury regulations. Any such unused capital loss carryovers will expire as follows:

      2003.........................................................   $1,996,470
      2005.........................................................      429,858

To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

OTHER:

    The SRF Funds incurred certain costs in connection with their organization. These costs have been deferred and are being amortized on a straight-line basis through June 30, 1997 (see Note 5).

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The SRF Funds have an Administration Agreement with Bank of America and a Distribution Agreement with the Distributor. In addition, Bank of America has entered into a Sub-Administration Agreement with Concord Holding Corp. ("Concord"), a wholly owned subsidiary of BISYS.

    As Administrator, Bank of America assists in supervising the operations of the SRF Funds. Pursuant to the terms of the Administration Agreement, Bank of America is entitled to a fee, accrued daily and payable monthly, at an annual rate of 0.29% of each SRF Fund's average daily net assets. As Sub-Administrator, Concord has agreed to provide officers and certain administrative and compliance monitoring services to the SRF Funds. Pursuant to the terms of the Sub-Administration Agreement, Concord is entitled to a fee, payable by Bank of America, at an annual rate of 0.06% of each SRF Fund's average daily net assets. The Distributor is not entitled to a fee under the Distribution Agreement.

    Bank of America has agreed to reimburse the SRF Funds in such amounts as are necessary to limit the expenses of the SRF Funds, including their pro rata shares of the expenses incurred by the corresponding Portfolio, to specified levels depending on the levels of assets of the Portfolios in which the SRF Funds invest their assets. In any given fiscal year, Bank of America's reimbursement will be in an amount sufficient to limit such expenses of each Fund to 0.95%, 0.85% or 0.75% of the Fund's average daily net assets if the average daily net assets of the Portfolio in which the Fund invests in such year are less than $250 million, between $250 million and $500 million, or more than $500 million, respectively. For the year ended February 28, 1997, Bank of America waived fees in the following amounts so that the SRF Funds could meet this expense limitation:

      Asset Allocation Fund.........................................   $ 27,430
      Blue Chip Fund................................................    799,210
      Bond Fund.....................................................     71,367

    The SRF Funds have a Shareholder Services Plan (the "Plan") under which each SRF Fund pays the Distributor for shareholder servicing expenses incurred in connection with shares of the SRF Funds. Under the Plan, payments for shareholder servicing expenses may not exceed 0.25% (annualized) of each Fund's average daily net assets. For the year ended February 28, 1997, the SRF Funds paid the following amounts to Bank of America in connection with the Plan:

      Asset Allocation Fund.........................................   $407,605
      Blue Chip Fund................................................    585,325
      Bond Fund.....................................................    106,690

    For services provided to the Company, each Trustee receives an annual fee of $4,000 and a meeting fee of $500. For the year ended February 28, 1997 the SRF Funds incurred the following legal charges which were earned by a law firm, a partner of which serves as Secretary of the Company:

      Asset Allocation Fund.........................................   $ 33,721
      Blue Chip Fund................................................     47,109
      Bond Fund.....................................................     20,280

    Certain officers of the Company are affiliated with Concord. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the SRF Funds for the year ended February 28, 1997 are summarized below:

                                                    ASSET
                                                  ALLOCATION    BLUE CHIP        BOND
                                                  ----------    ----------    ----------
Shares issued..................................     921,852     1,876,665        241,564
Shares reinvested..............................   1,055,522       916,735        192,180
Shares redeemed................................   (1,662,650)   (1,444,910)   (1,085,002)
                                                  ----------    ----------    ----------
Net increase/(decrease)........................     314,724     1,348,490       (651,258)
                                                  ==========    ==========    ==========

    Transactions in shares of the SRF Funds for the year ended February 29, 1996 are summarized below:

                                                    ASSET
                                                  ALLOCATION    BLUE CHIP        BOND
                                                  ----------    ----------    ----------
Shares issued..................................     977,718     1,773,483        300,687
Shares reinvested..............................   1,016,950       862,906        275,066
Shares redeemed................................   (2,171,336)   (1,575,254)   (1,570,679)
                                                  ----------    ----------    ----------
Net increase/(decrease)........................    (176,668)    1,061,135       (994,926)
                                                  ==========    ==========    ==========

NOTE 5 -- PROPOSED REORGANIZATION OF SEAFIRST FUNDS

    On October 29, 1996, the Board of Trustees of the Seafirst Retirement Funds and Board of Directors of the Pacific Horizon Funds, Inc., voted to approve the merger of the Funds with respect to the Blue Chip, Asset Allocation and Intermediate Bond portfolios of the Pacific Horizon Funds Inc. Under the terms of the reorganization, the assets and liabilities of the Seafirst Blue Chip, Seafirst Asset Allocation and Seafirst Bond Funds would be exchanged for a newly formed class of shares of the Pacific Horizon Blue Chip, Pacific Horizon Asset Allocation and Pacific Horizon Intermediate Bond Funds, respectively, and the Seafirst Funds will be liquidated.

    Upon consummation of the merger of the Seafirst Asset Allocation Fund into the Pacific Horizon Asset Allocation Fund the combined fund will withdraw its investment in the Asset Allocation Portfolio and engage Bank of America to manage its assets directly.

    The reorganization is subject to shareholder approval and, if approved, is expected to be completed by June 30, 1997.

NOTE 6 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    During the year ended February 28, 1997, the following Funds declared long-term capital distributions in the following amounts:

      Asset Allocation Fund.......................................   $ 7,408,230
      Blue Chip Fund..............................................    12,938,068
      Bond Fund...................................................             0

    For the taxable year ended February 28, 1997, the following percentage of income dividends paid by the SRF Funds qualify for the dividends received deduction available to corporations:

                                                                   QUALIFIED
                                                                DIVIDEND INCOME
                                                                ---------------
      Asset Allocation Fund..................................        11.37%
      Blue Chip Fund.........................................        31.66%

SEAFIRST RETIREMENT FUNDS -- ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                               ------------------------
                                                                               DECEMBER        JANUARY
                                                                                  6,             1,
                                                YEAR ENDED                       1993           1993           YEAR
                                  ---------------------------------------       THROUGH        THROUGH         ENDED
                                  FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       DECEMBER       DECEMBER
                                     28,            29,            28,            28,            5,             31,
                                    1997           1996           1995           1994          1993(A)        1992(A)
                                  ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR..............  $  14.96       $  13.48       $  13.94       $  13.86       $  12.99       $  12.75
                                  --------       --------       --------       --------       --------       --------
Income from Investment
 Operations:
 Net investment income..........      0.45           0.47           0.46           0.05           0.43           0.46
 Net realized and unrealized
   gains on investments.........      2.13           2.49           0.12           0.08           0.87           0.24
                                  --------       --------       --------       --------       --------       --------
Total income from investment
 operations.....................      2.58           2.96           0.58           0.13           1.30           0.70
                                  --------       --------       --------       --------       --------       --------
Less Dividends and
 Distributions:
 Dividends to shareholders from
   net investment income........     (0.45)         (0.47)         (0.46)         (0.05)         (0.43)         (0.46)
 Distributions to shareholders
   from net realized gains......     (1.15)         (1.01)         (0.58)            --             --             --
                                  --------       --------       --------       --------       --------       --------
Total Dividends and
 Distributions..................     (1.60)         (1.48)         (1.04)         (0.05)         (0.43)         (0.46)
                                  --------       --------       --------       --------       --------       --------
Net change in net asset value
 per share......................      0.98           1.48          (0.46)          0.08           0.87           0.24
                                  --------       --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END
 OF YEAR........................  $  15.94       $  14.96       $  13.48       $  13.94       $  13.86       $  12.99
                                  ========       ========       ========       ========       ========       ========
Total Return....................     18.03%         22.44%          4.49%          0.94%**       10.15%**        5.62%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
   (millions)...................  $    174       $    158       $    145       $    157       $    150       $    107
Ratio of expenses to average net
 assets.........................      0.95%          0.94%          0.78%          0.95%+         0.95%+         0.95%
Ratio of net investment income
 to average net assets..........      2.88%          3.19%          3.40%          2.64%+         3.47%+         3.68%
Ratio of expenses to average net
 assets*........................      1.39%          1.42%          1.38%          1.64%+         0.95%+         0.95%
Ratio of net investment income
 to average net assets*.........      2.44%          2.71%          2.80%          1.95%+         3.47%+         3.68%
Portfolio turnover rate.........       N/A            N/A            N/A            N/A             79%           171%

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

 ** Not annualized.

 + Annualized.

(a) Represents activity of the Fund prior to its reorganization from the Asset Allocation Fund of Collective Investment Trust for Seafirst Retirement Accounts. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.

See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS -- BLUE CHIP FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                               ------------------------
                                                                               DECEMBER        JANUARY
                                                                                  6,             1,
                                                YEAR ENDED                       1993           1993           YEAR
                                  ---------------------------------------       THROUGH        THROUGH         ENDED
                                  FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       DECEMBER       DECEMBER
                                     28,            29,            28,            28,            5,             31,
                                    1997           1996           1995           1994          1993(A)        1992(A)
                                  ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR..............  $  21.09       $  17.35       $  17.75       $  17.34       $  15.65       $  15.17
                                  --------       --------       --------       --------       --------       --------
Income from Investment
 Operations:
 Net investment income..........      0.31           0.31           0.28           0.05           0.29           0.30
 Net realized and unrealized
   gains on investments.........      4.83           5.35           0.88           0.37           1.69           0.48
                                  --------       --------       --------       --------       --------       --------
Total income from investment
 operations.....................      5.14           5.66           1.16           0.42           1.98           0.78
                                  --------       --------       --------       --------       --------       --------
Less Dividends and
 Distributions:
 Dividends to shareholders from
   net investment income........     (0.31)         (0.31)         (0.26)         (0.01)         (0.29)         (0.30)
 Distributions to shareholders
   from net realized gains......     (1.28)         (1.61)         (1.30)            --             --             --
                                  --------       --------       --------       --------       --------       --------
Total Dividends and
 Distributions..................     (1.59)         (1.92)         (1.56)         (0.01)         (0.29)         (0.30)
                                  --------       --------       --------       --------       --------       --------
Net change in net asset value
 per share......................      3.55           3.74          (0.40)          0.41           1.69           0.48
                                  --------       --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END
 OF YEAR........................     24.64       $  21.09       $  17.35       $  17.75       $  17.34       $  15.65
                                  ========       ========       ========       ========       ========       ========
Total Return....................     27.42%         33.37%          6.95%          2.42%**       12.74%**        5.16%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
   (millions)...................  $    274       $    206       $    151       $    133       $    123       $     96
 Ratio of expenses to average
   net assets...................      0.92%          0.95%          0.82%          0.95%+         0.95%+         0.95%
 Ratio of net investment income
   to average net assets........      1.37%          1.53%          1.64%          1.28%+         1.91%+         2.08%
 Ratio of expenses to average
   net assets*..................      1.55%          1.54%          1.62%          1.88%*         0.95%+         0.95%
 Ratio of net investment income
   to average net assets*.......      0.74%          0.94%          0.84%          0.35%*         1.91%+         2.08%
 Portfolio turnover rate........       N/A            N/A            N/A            N/A              4%            27%

---------------

 * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

 ** Not annualized.

 + Annualized.

(a) Represents activity of the Fund prior to its reorganization from the Blue Chip Fund of Collective Investment Trust for Seafirst Retirement Accounts. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.

See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS -- BOND FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                                    FOR THE PERIOD
                                                                               ------------------------
                                                                               DECEMBER        JANUARY
                                                                                  6,             1,
                                                YEAR ENDED                       1993           1993           YEAR
                                  ---------------------------------------       THROUGH        THROUGH         ENDED
                                  FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       DECEMBER       DECEMBER
                                     28,            29,            28,            28,            5,             31,
                                    1997           1996           1995           1994          1993(A)        1992(A)
                                  ---------      ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE PER SHARE,
 BEGINNING OF YEAR..............  $  10.87       $  10.48       $  11.00       $  11.14       $  10.99       $  11.01
                                  --------       --------       --------       --------       --------       --------
Income from Investment
 Operations:
 Net investment income..........      0.57           0.64           0.61           0.12           0.58           0.67
 Net realized and unrealized
   gain (loss) on securities....     (0.18)          0.39          (0.46)         (0.14)          0.15          (0.02)
                                  --------       --------       --------       --------       --------       --------
Total income (loss) from
 investment operations..........      0.39           1.03           0.15          (0.02)          0.73           0.65
                                  --------       --------       --------       --------       --------       --------
Less Dividends and
 Distributions:
 Dividends to shareholders from
   net investment income........     (0.56)         (0.64)         (0.61)         (0.12)         (0.58)         (0.67)
 Distributions to shareholders
   from net realized gains......        --             --          (0.06)            --             --             --
                                  --------       --------       --------       --------       --------       --------
Total Dividends and
 Distributions..................     (0.56)         (0.64)         (0.67)         (0.12)         (0.58)         (0.67)
                                  --------       --------       --------       --------       --------       --------
Net change in net asset value
 per share......................     (0.17)          0.39          (0.52)         (0.14)          0.15          (0.02)
                                  --------       --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END
 OF YEAR........................  $  10.70       $  10.87       $  10.48       $  11.00       $  11.14       $  10.99
                                  ========       ========       ========       ========       ========       ========
Total Return....................      3.74%          9.90%          1.57%         (0.23)%**       6.80%**        6.04%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
   (millions)...................  $     39       $     47       $     56       $     77       $     83       $     74
 Ratio of expenses to average
   net assets...................      0.95%          0.95%          0.83%          0.95%+         0.95%+         0.95%
 Ratio of net investment income
   to average net assets........      5.21%          5.74%          5.64%          4.38%+         5.60%+         6.15%
 Ratio of expenses to average
   net assets*..................      1.45%          1.56%          1.41%          1.79%+         0.95%+         0.95%
 Ratio of net investment income
   to average net assets*.......      4.71%          5.13%          5.06%          3.54%+         5.60%+         6.15%
 Portfolio turnover rate........       N/A            N/A            N/A            N/A             95%           154%

---------------

  * During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

 ** Not annualized.

  + Annualized.

(a) Represents activity of the Fund prior to its reorganization from the Blue Chip Fund of Collective Investment Trust for Seafirst Retirement Accounts. Since the operation and organization of the Fund was changed upon reorganization, this activity may not be reflective of activity after the reorganization.

See Notes to Financial Statements.

SEAFIRST RETIREMENT FUNDS
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees
and Shareholders of
Seafirst Retirement Funds

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Allocation Fund, the Blue Chip Fund, and the Bond Fund (constituting Seafirst Retirement Funds, hereafter referred to as the "Funds") at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial highlights for the period January 1, 1993 through December 5, 1993 and for the year ended December 31, 1992 were audited by other independent accountants whose report dated December 30, 1993 expressed an unqualified opinion on those financial highlights.

As more fully described in Note 6, a proposal to merge the Funds with an affiliated fund group is under consideration.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

MASTER INVESTMENT TRUST SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------      -----------
COMMON STOCKS -- 58.7%
AEROSPACE/AIRLINES -- 1.0%
 AMR Corp.**.............................................................   5,300       $   416,713
 Boeing Co. .............................................................   16,500        1,678,875
                                                                                          2,095,588
ALUMINUM -- 0.4%
 Aluminum Co. of America ................................................   12,400          883,500
AUTOMOBILES -- 1.2%
 Ford Motor .............................................................   28,400          933,650
 General Motors Corp. ...................................................   26,700        1,545,263
                                                                                          2,478,913
AUTOMOBILE PARTS -- 0.1%
 Cooper Tire & Rubber ...................................................   15,600          310,050
BANKS -- 3.9%
 Banc One Corp. .........................................................   50,300        2,219,488
 Chase Manhattan Corp. ..................................................   18,700        1,872,337
 CitiCorp. ..............................................................   15,800        1,844,650
 Wells Fargo Co. ........................................................   7,100         2,160,175
                                                                                          8,096,650
BEVERAGES -- 2.1%
 Anheuser-Busch Co. .....................................................   19,800          881,100
 Coca-Cola Co. ..........................................................   43,800        2,671,800
 Pepsico, Inc. ..........................................................   25,400          835,025
                                                                                          4,387,925
BROKERAGE -- 1.3%
 Dean Witter ............................................................   70,400        2,701,600
CHEMICALS -- 1.9%
 E.I. Du Pont De Nemours & Co. ..........................................   19,900        2,134,275
 Monsanto Corp. .........................................................   52,100        1,895,138
                                                                                          4,029,413
COMPUTER SOFTWARE/HARDWARE -- 3.9%
 Automatic Data Processing, Inc. ........................................   15,900          677,737
 Hewlett Packard Co. ....................................................   17,400          974,400
 IBM.....................................................................   7,700         1,106,875
 Microsoft Corp. ........................................................   34,800        3,393,000
 Silicon Graphics** .....................................................   28,100          677,913
 Seagate Technology** ...................................................   30,100        1,422,225
                                                                                          8,252,150

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------       --------
COMMON STOCKS -- (CONTINUED)
COSMETICS/HOUSEHOLD PRODUCTS -- 2.3%
 Colgate-Palmolive Co. ..................................................   6,800       $   703,800
 Gillette Co. ...........................................................   13,300        1,052,363
 Masco Corp. ............................................................   16,200          569,025
 Newell Co. .............................................................   12,000          445,500
 Proctor & Gamble Co. ...................................................   17,700        2,126,212
                                                                                          4,896,900
ELECTRICAL PRODUCTS -- 2.8%
 Emerson Electric Co. ...................................................   15,000        1,485,000
 General Electric Co. ...................................................   42,300        4,351,613
                                                                                          5,836,613
ELECTRONIC SEMICONDUCTORS -- 2.8%
 Intel Corp. ............................................................   34,000        4,823,750
 National Semiconductors Corp. ..........................................   38,000          992,750
                                                                                          5,816,500
ELECTRIC UTILITIES -- 0.3%
 Duke Power Co. .........................................................   13,800          610,650
FINANCIAL SERVICES -- 2.9%
 American Express .......................................................   42,100        2,752,287
 First Data Corp. .......................................................   50,400        1,845,900
 Household International, Inc.+ .........................................   15,900        1,540,313
                                                                                          6,138,500
FOOD -- 1.9%
 Archer Daniels Midland Co. .............................................   19,100          353,350
 Conagra, Inc. ..........................................................   18,900        1,001,700
 Kellogg Co. ............................................................   20,200        1,383,700
 Ralston Purina Co. .....................................................   14,500        1,190,813
                                                                                          3,929,563
GAS UTILITIES -- 1.0%
 Columbia Gas Systems, Inc. .............................................   31,900        1,874,125
 Praxair, Inc. ..........................................................   4,600           223,675
                                                                                          2,097,800
HOSPITAL CARE -- 1.0%
 Abbott Laboratories ....................................................   11,900          669,375
 Becton Dickinson & Co. .................................................   18,600          916,050
 Johnson & Johnson ......................................................   7,600           437,950
                                                                                          2,023,375
INSURANCE -- LIFE -- 0.4%
 Providian Corp. ........................................................   14,200          793,425
INSURANCE -- PROPERTY AND CASUALTY -- 1.0%
 American Intl. Group, Inc.+ ............................................   5,100           617,100
 Chubb Corp. ............................................................   26,300        1,541,838
                                                                                          2,158,938
LEISURE -- 0.80%
 Disney Walt Co. ........................................................   11,400          846,450
 Hilton Hotels Corp. ....................................................   10,500          263,813
 ITT Corp. ..............................................................   6,500           367,250
 Mattel, Inc. ...........................................................   10,300          256,213
                                                                                          1,733,726

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------       --------
COMMON STOCKS -- (CONTINUED)
MANUFACTURING -- MACHINERY -- 1.1%
 General Signal Corp. ...................................................   20,000      $   872,500
 Illinois Tools Work, Inc. ..............................................   16,200        1,366,875
                                                                                          2,239,375
MEDIA -- 0.8%
 ACNielsen ..............................................................       1                15
 Gannett, Inc. ..........................................................   3,600           287,100
 McGraw Hill Companies ..................................................   6,500           337,187
 Time Warner, Inc. ......................................................   14,400          590,400
 Tribune Co. ............................................................   14,400          565,200
                                                                                          1,779,902
MULTI INDUSTRIES -- 3.9%
 Cognizant Corp. ........................................................   7,600           265,050
 Corning, Inc. ..........................................................   18,300          688,537
 Pacific Enterprises ....................................................   25,100          765,550
 Sherwin Williams .......................................................   12,300          690,337
 Tenneco, Inc. ..........................................................   20,800          819,000
 TRW, Inc. ..............................................................   29,200        1,529,350
 Tyco Labs, Inc. ........................................................   32,700        1,929,300
 Whitman Corp. ..........................................................   27,200          639,200
                                                                                          7,326,324
NATURAL ENERGY -- 0.8%
 Coastal Corp. ..........................................................   19,000          864,500
 Panenergy Corp. ........................................................   19,400          826,925
                                                                                          1,691,425
OIL INTERNATIONAL -- 3.0%
 Chevron Corp. ..........................................................   11,600          748,200
 Exxon Corp. ............................................................   18,500        1,847,688
 Mobil Corp. ............................................................   8,700         1,067,925
 Texaco, Inc. ...........................................................   8,500           840,438
 USX Marathon Corp. .....................................................   22,800          607,050
 Williams Co. ...........................................................   25,050        1,095,938
                                                                                          6,207,239
OIL SERVICE -- 0.6%
 Schlumberger Ltd. ......................................................   6,500           654,063
 Haliburton Co. .........................................................   12,000          775,495
                                                                                          1,429,558
PAPER PRODUCTS -- 1.6%
 Kimberly Clark Corp. ...................................................   8,400           890,400
 Ikon Office Solutions, Inc. ............................................   44,000        1,815,000
 International Paper Co.+ ...............................................   14,500          605,375
                                                                                          3,310,775
PHARMACEUTICALS -- 5.7%
 American Home Products Corp. ...........................................   19,900        1,273,600
 Amgen, Inc. ............................................................   9,500           580,688
 Bristol-Meyers .........................................................   15,700        2,048,850
 Lilly (Eli) & Co. ......................................................   18,700        1,633,913
 Medtronic, Inc. ........................................................   7,700           498,575
 Merck & Co., Inc. ......................................................   28,700        2,640,400
 Pfizer, Inc. ...........................................................   15,700        1,438,513
 Schering Plough Corp. ..................................................   9,800           750,925
 Warner Lambert Co. .....................................................   12,700        1,066,800
                                                                                         11,932,264

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                               DESCRIPTION                                  SHARES       (NOTE 2)
-------------------------------------------------------------------------   ------       --------
COMMON STOCKS -- (CONTINUED)
PHOTOGRAPHY -- 0.2%
 Eastman Kodak Co. ......................................................   4,500       $   403,313
RAILROAD -- 0.7%
 Burlington Northern Santa Fe ...........................................   6,800           566,100
 Caliber Systems, Inc. ..................................................   16,000          364,000
 Union Pacific Corp. ....................................................   7,200           433,800
                                                                                          1,363,900
RETAIL -- 1.8%
 Home Depot, Inc. .......................................................   21,800        1,188,100
 May Dept. Stores .......................................................   16,700          778,638
 Wal-Mart Stores, Inc. ..................................................   68,000        1,793,500
                                                                                          3,760,238
RETAIL -- MANUFACTURING -- 0.3%
 Costco Companies, Inc. .................................................   27,900          714,933
TELECOMMUNICATIONS -- 1.6%
 3 Com Corp.** ..........................................................   10,400          344,338
 Cisco Systems ..........................................................   21,800        1,212,625
 Lucent Technologies ....................................................   17,700          953,588
 Motorola, Inc. .........................................................   13,700          765,488
                                                                                          3,276,039
TELEPHONE -- 2.9%
 GTE ....................................................................   28,500        1,332,375
 MCI Communications Corp. ...............................................   63,700        2,277,275
 Worldcom, Inc. .........................................................   90,500        2,409,563
                                                                                          6,019,213
TOBACCO -- 1.1%
 Philip Morris Cos., Inc. ...............................................   17,600        2,378,200
 Total Common Stocks
   (cost $102,858,429) ..................................................               123,104,477

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
COMMERCIAL PAPER -- 2.2%
 Cargill .....................      AAA/Aaa*       5.35%     03/03/97     $2,000,000     $  2,000,000
 Philip Morris ...............      AAA/Aaa*       5.36%     03/03/97      2,700,000        2,700,000
                                                                                         ------------
Total Commercial Paper
 (cost $4,700,000) ...........                                                              4,700,000
                                                                                         ------------
CORPORATE OBLIGATIONS -- 16.4%
CORPORATE BONDS -- 10.2%
 Lehman Brothers .............       A/Baa1        5.75%     11/15/98      1,000,000          989,920
 Ford Motor Credit ...........       A+/A1         9.50%     04/15/00      2,750,000        2,966,562
 General Motors ..............       A-/A3         6.88%     07/15/01      2,000,000        2,002,500
 Morgan Stanley ..............       A+/A1+        8.88%     10/15/01      3,800,000        4,113,500
 NationsBank Credit
   Transfer ..................      AAA/Aaa        6.45%     04/15/03      3,500,000        3,504,563
 The Money Storetrust
   1996-B ....................      AAA/Aaa        7.38%     05/15/17      3,500,000        3,544,040
 Cook Co. ....................      AAA/Aaa        5.00%     11/15/23        800,000          716,000
 First Union Corp. ...........       A-/A2         6.55%     10/15/35      3,600,000        3,528,000
                                                                                         ------------
                                                                                           21,365,085
                                                                                         ------------

---------------
See Notes to Financial Statements.

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
MEDIUM TERM NOTES -- 6.2%
 Province of Quebec+ .........       A+/A1         7.98%     04/01/99     $3,000,000     $  3,090,000
 Bank of Novia Scotia ........       A+/A1         9.00%     10/01/99      1,400,000        1,482,250
 General Motors Accept
   Corp. .....................       A-/A3         7.38%     04/25/00      2,000,000        2,040,000
 International Lease
   Finance ...................       A+/A1         5.71%     02/01/00      1,600,000        1,560,000
 Chrysler Financial Corp. ....       A-/A3         5.63%     02/16/01      2,500,000        2,403,125
 PaineWebber Group ...........     BBB+/Baa1       7.02%     02/10/04      2,500,000        2,481,250
                                                                                         ------------
                                                                                           13,056,625
                                                                                         ------------
Total Corporate Obligations
 (cost $34,375,810) ..........                                                             34,421,710
                                                                                         ------------
EUROPEAN GOVERNMENT BONDS -- 1.3%
 Republic of Italy Z.C.B.+
 (cost $2,689,776)............       AA/Aa3        0.00%     01/10/01      3,500,000        2,712,483
                                                                                         ------------
                                                                                            2,712,483
                                                                                         ------------

                                                             MATURITY     PRINCIPAL         VALUE
         DESCRIPTION                               RATE        DATE         AMOUNT         (NOTE 2)
------------------------------                    ------     --------     ----------     ------------
U.S. GOVERNMENT OBLIGATIONS -- 8.6%
U.S. TREASURY BONDS -- 6.1%
 U.S. Treasury Bond ..........                     8.13%*    08/15/21     $4,500,000     $  5,120,325
 U.S. Treasury Bond ..........                    10.38%*    11/15/12      6,100,000        7,766,215
                                                                                         ------------
                                                                                           12,886,540
                                                                                         ------------
U.S. TREASURY NOTES -- 2.5%
 U.S. Treasury Note ..........                    7.75%*     01/31/00      1,000,000        1,039,810
 U.S. Treasury Note ..........                    7.88%*     11/15/04      2,000,000        2,159,199
 U.S. Treasury Note ..........                    6.25%*     02/15/07      2,000,000        1,956,680
                                                                                         ------------
                                                                                            5,155,689
                                                                                         ------------
Total U.S. Government Obligations
 (cost $18,104,061) ..........                                                             18,042,229
                                                                                         ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.3%
 Federal Home Loan Mortage
   Corporation Pool #G10304...                     6.50%     04/01/09        834,572          821,010
 Federal Home Loan Mortage
   Corporation Pool #E60891...                     6.50%     07/01/10      2,990,553        2,941,957
 Federal Home Loan Mortage
   Corporation Pool #297505...                     8.00%     06/01/17         12,091           12,458
 Federal Home Loan Mortage
   Corporation Pool #533301...                    10.50%     04/01/19         32,105           35,516
 Federal Home Loan Mortage
   Corporation Pool #544066...                     8.00%     12/01/19          9,681            9,950
 FNCL Pool #325602............                     6.50%     10/01/10        541,479          530,311
 FNCL Pool #313349............                    10.00%     01/01/27      1,435,941        1,570,113
 Government National Mortage
   Association Pool #146301...                    10.00%     02/15/16         88,721           98,010
 GNSF Pool #278853............                     9.00%     11/15/19        363,928          389,176
 GNSF Pool #276635............                     9.00%     12/15/19        261,749          279,909
 GNSF Pool #780330............                     9.00%     12/15/19      1,337,058        1,426,474
 GNSF Pool #283578............                     8.00%     01/15/20         86,356           89,190
 GNSF Pool #231236............                     9.00%     01/15/20        235,714          252,067
 GNSF Pool #258039............                     9.00%     01/15/20        244,249          261,194
 GNSF Pool #234214............                     8.00%     03/15/20         99,933          103,213
 GNSF Pool #318567............                     8.00%     01/15/20         15,326           15,724
 GNSF Pool #317275............                     8.00%     02/15/22         14,361           14,724

---------------
See Notes to Financial Statements.

                                                             MATURITY     PRINCIPAL         VALUE
         DESCRIPTION                               RATE        DATE         AMOUNT         (NOTE 2)
------------------------------                    ------     --------     ----------     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
 GNSF Pool #312656............                     8.00%     02/15/22     $  508,868     $    521,908
 GNSF Pool #316108............                     8.00%     03/15/22        469,731          481,621
 GNSF Pool #316859............                     8.00%     03/15/22        733,202          751,761
 GNSF Pool #311456............                     8.00%     04/15/22        583,346          598,113
 GNSF Pool #321799............                     8.00%     04/15/22        432,745          443,699
 GNSF Pool #323085............                     8.00%     05/15/22        930,574          954,130
 GNSF Pool #373336............                     7.50%     05/15/22        712,481          714,709
 GNSF Pool #373346............                     7.50%     06/15/22        831,715          834,315
 GNSF Pool #388995............                     7.50%     07/15/22        848,858          851,511
 GNSF Pool #389002............                     7.50%     08/15/22        663,282          665,356
 GNSF Pool #342065............                     8.00%     11/15/22        354,092          362,944
 GNSF Pool #295283............                     7.50%     11/15/22        971,224          974,563
 GNSF Pool #780227............                     8.00%     12/15/22        194,181          198,733
 GNSF Pool #350519............                     7.00%     06/15/23         17,744           17,384
 GNSF Pool #326465............                     7.00%     11/15/23      1,076,065        1,054,208
 GNSF Pool #369671............                     7.00%     12/15/23      2,361,236        2,313,274
 GNSF Pool #371045............                     8.00%     02/15/24        284,104          291,119
 FGLMC Pool #D66935...........                     7.50%     01/01/26        389,133          389,499
 FGLMC Pool #D66969...........                     7.50%     01/01/26        855,984          857,589
 FGLMC Pool #D68671...........                     7.50%     02/01/26        595,875          596,434
 FGLMC Pool #D69671...........                     7.50%     03/01/26         33,129           33,182
 FGLMC Pool #D70402...........                     7.50%     03/01/26         99,467           99,592
 FGLMC Pool #D69839...........                     7.50%     04/01/26        475,749          476,492
 FGLMC Pool #D69930...........                     7.50%     04/01/26        455,003          455,714
 FGLMC Pool #D70086 ..........                     7.50%     04/01/26        574,719          575,617
 FGLMC Pool #D71116 ..........                     7.50%     05/01/26         97,413           97,565
 FGLMC Pool #D71404 ..........                     7.50%     05/01/26      1,263,897        1,265,873
                                                                                         ------------
Total U.S. Government Agency
 Obligations (cost
 $25,725,743) ................                                                             25,727,901
                                                                                         ------------
TOTAL INVESTMENTS -- 99.5%
 (COST $188,453,819)(A).......                                                            208,708,800
Other assets in excess of
 liabilities -- 0.5% .........                                                              1,060,303
                                                                                         ------------
NET ASSETS -- 100.0%                                                                     $209,769,103
                                                                                         ============

---------------

Percentages indicated are based on net assets of $209,769,103.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation ...................................................    $22,060,999
       Unrealized depreciation ...................................................     (1,806,018)
                                                                                      -----------
       Net unrealized appreciation ...............................................    $20,254,981
                                                                                      ===========

Z.C.B. -- Zero Coupon Bond.

 + Foreign issuer

 * Effective yield

** Non-income producing security

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   -------      -----------
COMMON STOCKS -- 97.2%
AEROSPACE/DEFENSE -- 1.7%
 Lockheed Martin Corp. .................................................    49,500      $ 4,380,750
 Rockwell International ................................................    55,600        3,600,100
                                                                                          7,980,850
AIRLINES -- 0.3%
 Delta Airlines ........................................................    17,900        1,440,950
APPAREL -- 0.9%
 Nike, Inc. ............................................................    57,600        4,140,000
AUTOMOBILES -- 1.8%
 Chrysler Corp. ........................................................   132,900        4,501,988
 General Motors Corp. ..................................................    67,100        3,883,412
                                                                                          8,385,400
BANKS -- 9.3%
 Bank of Boston Corp. ..................................................   102,800        7,748,550
 Barnett Banks, Inc. ...................................................    74,600        3,450,250
 Chase Manhattan Corp. .................................................    73,600        7,369,200
 Citicorp ..............................................................    34,600        4,039,550
 Comerica ..............................................................    88,600        5,327,075
 First Union Corp. .....................................................    83,900        7,362,225
 Mellon Bank Corp. .....................................................    67,700        5,441,388
 Nations Bank Corp. ....................................................    61,000        3,652,375
                                                                                         44,390,613
BEVERAGES-SOFT DRINKS -- 3.1%
 Coca-Cola Co. .........................................................   242,400       14,786,400
BROKERAGE -- 1.3%
 Dean Witter ...........................................................   162,100        6,220,588
BUILDING MATERIALS -- 0.4%
 Armstrong World Industries ............................................    28,400        1,956,050
CHEMICALS -- 2.1%
 E.I. Du Pont de Nemours & Co. .........................................    94,500       10,135,125
COMPUTERS -- 10.0%
 Compaq Computer Corp.** ...............................................    86,000        6,815,500
 Computer Associates ...................................................    49,200        2,140,200
 Dell Computer ** ......................................................    89,900        6,394,138
 Intel Corp. ...........................................................   100,700       14,286,813
 Microsoft Corp. .......................................................   138,800       13,533,000
 Seagate Technology ** .................................................    47,200        2,230,200
 Sun Microsystems, Inc.** ..............................................    71,800        2,216,825
                                                                                         47,616,676
ELECTRICAL EQUIPMENT -- 0.3%
 Applied Materials, Inc.** .............................................    27,500        1,392,183

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   ------        --------
COMMON STOCKS -- (CONTINUED)
FOOD -- 2.4%
 Conagra, Inc. .........................................................    82,400      $ 4,367,200
 Hershey Foods Corp. ...................................................    70,000        3,193,750
 Sara Lee Corp. ........................................................   105,600        4,092,000
                                                                                         11,652,950
FOREST PRODUCTS -- 1.1%
 Bemis Co., Inc. .......................................................    45,200        1,870,150
 James River Corp. .....................................................   103,800        3,399,450
                                                                                          5,269,600
HEALTHCARE -- 0.9%
 Tenet Healthcare ** ...................................................   155,900        4,228,788
HOUSEHOLD PRODUCTS -- GENERAL -- 4.1%
 Avon Products, Inc. ...................................................   105,400        6,139,550
 Clorox ................................................................    34,800        4,158,600
 Proctor & Gamble ......................................................    75,700        9,093,463
                                                                                         19,391,613
INSURANCE -- 4.6%
 Aetna Life & Casualty Co. .............................................    15,322        1,269,811
 Allstate ..............................................................    65,997        4,182,560
 Cigna .................................................................    36,200        5,534,075
 Conseco, Inc. .........................................................    88,400        3,469,700
 General Re Corp.** ....................................................    18,000        3,053,250
 Travellers Group ......................................................    83,100        4,456,238
                                                                                         21,965,634
LEISURE -- 2.2%
 Walt Disney Co. .......................................................    75,878        5,633,942
 King World Productions, Inc.** ........................................    31,700        1,176,863
 Hospitality Franchise** ...............................................    51,200        3,507,200
                                                                                         10,318,005
MACHINERY & EQUIPMENT -- 1.0%
 Caterpillar, Inc. .....................................................    31,500        2,468,813
 Ingersoll Rand Co. ....................................................    45,300        2,151,750
                                                                                          4,620,563
MANUFACTURING -- DIVERSE -- 4.0%
 Air Products & Chemicals, Inc. ........................................    51,200        3,795,200
 General Electric Co. ..................................................   127,800       13,147,425
 Johnson Controls, Inc. ................................................    27,100        2,283,175
                                                                                         19,225,800
MANUFACTURING TOYS -- 0.4%
 Hasbro, Inc. ..........................................................    48,500        2,073,375
MEDIA -- PUBLISHING -- 0.9%
 New York Times Co. ....................................................   101,100        4,498,950
METALS -- 1.4%
 Phelps Dodge Corp. ....................................................    52,500        3,753,750
 USX-Steel Group. ......................................................    89,900        2,820,613
                                                                                          6,574,363
MULTI-INDUSTRY -- 2.7%
 Anheuser Busch Companies, Inc. ........................................    54,800        2,438,600
 Honeywell, Inc. .......................................................    83,400        5,931,820
 Tyco Labs, Inc. .......................................................    77,900        4,596,100
                                                                                         12,966,520

---------------
See Notes to Financial Statements.

                                                                                           VALUE
                              DESCRIPTION                                  SHARES        (NOTE 2)
------------------------------------------------------------------------   -------      -----------
COMMON STOCKS -- (CONTINUED)
OFFICE EQUIPMENT -- 2.5%
 Cisco Systems** .......................................................   105,000      $ 5,840,625
 Emc Corp/Mass** .......................................................    71,400        2,570,400
 Harris Corp. ..........................................................    46,800        3,451,500
                                                                                         11,862,525
OIL -- 8.2%
 Amoco Corp. ...........................................................    36,600        3,092,700
 Exxon Corp. ...........................................................    94,400        9,428,200
 Mobil Corp. ...........................................................    48,200        5,916,550
 Phillips Petroleum Co. ................................................    67,700        2,801,088
 Royal Dutch Pete Co. ADR + ............................................    27,300        4,722,900
 Schlumberger Ltd. .....................................................    45,000        4,528,125
 Texaco, Inc. ..........................................................    57,100        5,645,763
 USX Marathon Group ....................................................   124,800        3,322,800
                                                                                         39,458,126
PHARMACEUTICALS -- 9.9%
 Abbott Laboratories ...................................................    95,100        5,349,375
 Bristol-Meyers ........................................................    63,400        8,273,700
 Johnson & Johnson .....................................................   155,700        8,972,213
 Merck & Co., Inc. .....................................................   154,400       14,204,800
 Pfizer, Inc. ..........................................................    47,500        4,352,188
 Schering Plough Corp. .................................................    75,900        5,815,839
                                                                                         46,968,115
RAILROAD -- 1.0%
 Norfolk Southern Corp. ................................................    53,100        4,838,738
RETAIL -- 4.7%
 American Stores Co. ...................................................   108,500        4,855,375
 Gap, Inc. .............................................................   154,900        5,111,700
 Home Depot, Inc. ......................................................    52,900        2,883,050
 Sears Roebuck & Co. ...................................................   103,700        5,625,725
 TJX Cos, Inc. .........................................................    94,300        3,937,025
                                                                                         22,412,875
TECHNOLOGY -- 1.7%
 United Technologies Corp. .............................................   104,700        7,878,675
TOBACCO -- 2.3%
 Philip Morris Cos, Inc. ...............................................    79,700       10,769,463
UTILITIES-ELECTRIC -- 2.9%
 Consolidated Edison Co. ...............................................   192,400        5,940,350
 FPL Group, Inc. .......................................................    58,900        2,679,950
 General Public Utilities, Inc. ........................................   151,900        5,316,500
                                                                                         13,936,800
UTILITIES -- GAS -- 0.7%
 Pacific Enterprises ...................................................   110,100        3,358,050
UTILITIES -- TELECOMMUNICATIONS -- 6.4%
 Ameritech Corp. .......................................................   103,600        6,604,500
 AT&T ..................................................................    95,100        3,792,114
 Bell Atlantic .........................................................    43,800        3,027,675
 Bellsouth Corp. .......................................................   143,600        6,731,250
 GTE Corp. .............................................................   141,700        6,624,475
 Nynex Corp. ...........................................................    71,500        3,682,250
                                                                                         30,462,264
TOTAL COMMON STOCKS -- 97.2%
 (cost $390,585,504) ...................................................                463,176,627

---------------
See Notes to Financial Statements.

                                                        MATURITY     PRINCIPAL         VALUE
                DESCRIPTION                    RATE       DATE         AMOUNT         (NOTE 2)
-------------------------------------------    ----     --------     ----------     ------------
U.S. GOVERNMENT OBLIGATIONS -- 3.8%
 U.S. Treasury Bill........................    4.96%*   03/20/97     $ 465,000      $    463,758
 U.S. Treasury Bill........................    4.97%*   04/03/97     4,597,000         4,575,456
 U.S. Treasury Bill........................    5.00%*   04/03/97       180,000           179,157
 U.S. Treasury Bill........................    4.98%*   04/03/97       461,000           458,840
 U.S. Treasury Bill........................    4.93%*   04/03/97       379,000           377,287
 U.S. Treasury Bill........................    4.98%*   05/08/97       748,000           740,803
 U.S. Treasury Bill........................    4.97%*   05/08/97       417,000           412,988
 U.S. Treasury Bill........................    4.97%*   05/08/97       317,000           313,950
 U.S. Treasury Bill........................    4.98%*   05/08/97       606,000           600,169
 U.S. Treasury Bill........................    5.00%*   05/08/97     2,068,000         2,048,102
 U.S. Treasury Bill........................    4.98%*   05/08/97       907,000           898,273
 U.S. Treasury Bill........................    4.93%*   05/08/97       585,000           579,371
 U.S. Treasury Bill........................    4.90%*   05/08/97       399,000           395,161
 U.S. Treasury Bill........................    4.89%*   05/08/97       621,000           615,025
 U.S. Treasury Bill........................    4.88%*   05/08/97       560,000           554,612
 U.S. Treasury Bill........................    4.87%*   05/08/97       752,000           744,764
 U.S. Treasury Bill........................    4.90%*   05/08/97     1,023,000         1,013,157
 U.S. Treasury Bill........................    4.98%*   05/08/97     3,176,000         3,145,442
Total U.S. Government Obligations
 (cost $18,120,273)............................................................       18,116,315
TOTAL INVESTMENTS -- 101.0%
 (cost $408,705,777) (a).......................................................      481,292,942
Liabilities in excess of other assets -- (1.0)%................................       (4,726,372)
NET ASSETS -- 100.0%                                               ............     $476,566,570

---------------

Percentages indicated are based on net assets of $476,566,570.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation..........................................    $75,273,544
          Unrealized depreciation..........................................     (2,686,379)
                                                                                ----------
          Net unrealized appreciation......................................    $72,587,165
                                                                                ==========
ADR -- American Depository Receipt
+      Foreign issuer
*      Effective yield
**     Non-income producing security

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS PURCHASED

                                                                     NET UNREALIZED
EXPIRATION     NUMBER OF                               CONTRACT       DEPRECIATION
   DATE        CONTRACTS           CONTRACTS            VALUE         OF CONTRACTS
----------     ---------     ---------------------    ----------     --------------
                               S&P 500 -- March
 03/21/97          20        1997.................    $7,925,000        $(21,000)
                               S&P 500 -- March
 03/21/97           5        1997.................    1,982,750           (5,250)
                                                                        ---------
Net unrealized depreciation on Open Futures Contracts...........        $(26,250)
                                                                        =========

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
ASSET-BACKED SECURITIES -- 7.4%
 Contimortgage Home Equity....      AAA/Aaa        6.60%     10/15/11     $2,000,000     $  1,975,607
 Nationsbank Credit Card
   Master.....................      AAA/Aaa        6.45%     04/15/03      2,700,000        2,703,520
 Standard Credit Card Master..      AAA/Aaa        7.85%     02/07/02      2,500,000        2,588,630
 The Money Store..............      AAA/Aaa        7.07%     12/15/16      2,000,000        2,015,625
 The Money Store Trust
   1996 -- B..................      AAA/Aaa        7.38%     05/15/17      1,000,000        1,012,583
                                                                                         ------------
Total Asset-Backed Securities
 (cost $10,379,814)...........                                                             10,295,965
                                                                                         ------------
CORPORATE BONDS -- 8.2%
 Eaton Off Shore Ltd.+........        A/A2         9.00%     02/15/01      4,500,000        4,848,750
 General Motors...............       A-/A3         6.88%     07/15/01      2,000,000        2,002,500
 Household Finance Co. .......        A/A2         6.45%     03/15/01      2,000,000        1,982,500
 Texas Instruments............        A/A3         6.88%     07/15/00      2,500,000        2,518,750
                                                                                         ------------
Total Corporate Bonds
 (cost $11,439,260)...........                                                             11,352,500
                                                                                         ------------
EUROPEAN GOVERNMENT BONDS -- 1.8%
 Republic of Italy Z.C.B+
 (cost $2,536,075)............       AA/Aa3        0.00%     01/10/01      3,300,000        2,557,484
                                                                                         ------------
MEDIUM TERM NOTES -- 21.2%
 Associates Corp. N.A. .......      AA-/Aa3        6.35%     06/29/00      3,000,000        2,977,500
 General Motors...............       A-/A3         7.38%     04/25/00      3,000,000        3,060,000
 Heller Financial.............      BBB+/A2        6.88%     09/13/99      3,000,000        3,022,500
 International Lease
   Finance+...................       A+/A1         6.18%     06/01/00      4,500,000        4,432,500
 John Deere...................        A/A2         5.76%     01/08/01      5,000,000        4,850,000
 McDonnell Douglas Finance
   Corp. .....................      A-/Baa2+       6.05%     12/06/99      2,000,000        1,965,000
 PaineWebber Group............     BBB+/Baa1       7.31%     08/09/00      3,000,000        3,041,250
 Sears Roebuck Co. ...........       A-/A2         6.58%     06/15/00      2,000,000        1,992,500
 USL Capital Corp. ...........       A+/A1         8.13%     02/15/00      4,000,000        4,145,000
                                                                                         ------------
Total Medium Term Notes
 (cost $29,712,091)...........                                                             29,486,250
                                                                                         ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.7%
 Federal Home Loan Mortgage
   Corp. Pool #160034.........                     8.50%     12/01/07         62,311           65,154
 Federal Home Loan Mortgage
   Corp. Pool #549837.........                     8.00%     07/01/10        192,547          198,505
 Federal Home Loan Mortgage
   Corp. Pool #284343.........                     8.00%     12/01/16          9,209            9,448
 Federal Home Loan Mortgage
   Corp. Pool #297505.........                     8.00%     06/01/17         17,858           18,400
 Federal National Mortgage
   Association Pool #3023528..                     6.00%     08/01/01      2,127,442        2,067,607
 Federal National Mortgage
   Association Pool #131579 ..                     6.50%     07/01/04        141,889          134,883
 Federal National Mortgage
   Association Pool #286087...                     8.00%     06/01/24        748,784          763,526

---------------
See Notes to Financial Statements.

                                    RATINGS
                                  S&P/MOODY'S                MATURITY     PRINCIPAL         VALUE
         DESCRIPTION              (UNAUDITED)      RATE        DATE         AMOUNT         (NOTE 2)
------------------------------    ------------    ------     --------     ----------     ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
 Government National Mortgage
   Association
   Pool #136688...............                    10.00%     09/15/15     $   26,058     $     28,786
 Government National Mortgage
   Association
   Pool #166744...............                    10.00%     07/15/16        261,117          288,454
 Government National Mortgage
   Association
   Pool #209480...............                    10.00%     07/15/17         79,571           87,902
 Government National Mortgage
   Association
   Pool #227082...............                    10.00%     08/15/17        112,422          124,192
                                                                                         ------------
Total U.S. Government Agency Obligations
 (cost $3,752,039)............                                                              3,786,857
                                                                                         ------------
U.S. TREASURY BOND -- 3.3%
 U.S. Treasury Bond
 (cost $4,873,362)............                    10.38%     11/15/09      3,800,000        4,649,414
                                                                                         ------------
U.S. TREASURY NOTES -- 51.6%
 U.S. Treasury Note ..........                    7.75%*     11/30/99      4,500,000        4,670,415
 U.S. Treasury Note ..........                    7.75%*     01/31/00     18,500,000       19,236,483
 U.S. Treasury Note ..........                    5.88%*     06/30/00     17,000,000       16,799,400
 U.S. Treasury Note ..........                    5.63%*     11/30/00     22,500,000       21,976,200
 U.S. Treasury Note ..........                    7.88%*     11/15/04      5,500,000        5,937,799
 U.S. Treasury Note ..........                    7.00%*     07/15/06      3,000,000        3,082,710
                                                                                         ------------
Total U.S. Treasury Notes
(cost $71,768,176)                                                                         71,703,007
                                                                                         ------------
COMMERCIAL PAPER -- 2.8%
 Philip Morris................
 (cost $3,910,000)............      AAA/Aaa        5.36%     03/03/97      3,910,000        3,910,000
                                                                                         ------------
TOTAL INVESTMENTS -- 99.0%
 (cost $138,370,817)(a).......                                                            137,741,477
 Other assets in excess of
   liabilities -- 1.0%........                                                              1,415,442
                                                                                         ------------
NET ASSETS -- 100.0%                                                                     $139,156,919
                                                                                         ============

---------------

Percentages indicated are based on net assets of $139,156,919.

(a) Represents cost for federal income tax and book purposes and differs from value by net unrealized depreciation of securities as follows:

       Unrealized appreciation....................................................    $   380,170
       Unrealized depreciation....................................................     (1,009,510)
                                                                                      -----------
       Net unrealized depreciation................................................    $  (629,340)
                                                                                      ===========

Z.C.B. -- Zero Coupon Bond.

+ Foreign issuer

 * Effective yield

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

                                                            ASSET                         INVESTMENT
                                                          ALLOCATION      BLUE CHIP       GRADE BOND
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    ------------    ------------
ASSETS:
 Investments in securities, at value (cost
   $188,453,819, $408,705,777 and $138,370,817,
   respectively)......................................   $208,708,800    $481,292,942    $137,741,477
 Cash.................................................         64,405              --          28,324
 Receivable for investment securities sold............      2,411,748         386,641              --
 Contribution receivable..............................        228,912       2,680,008         129,051
 Dividends receivable.................................        253,309         960,007              --
 Interest receivable..................................      1,043,502              --       1,810,436
 Deferred organization costs..........................         24,235          24,305          24,236
 Prepaid expenses.....................................          3,043           1,120           1,113
                                                         ------------    ------------    ------------
Total Assets..........................................    212,737,954     485,345,023     139,734,637
                                                         ============    ============    ============
LIABILITIES:
 Withdrawal payable...................................        130,746       1,025,347         484,123
 Payable for investment securities purchased..........      2,733,318       7,349,877              --
 Cash overdraft.......................................             --          23,721              --
 Variation margin payable on futures contracts........             --          26,250              --
 Advisory fees payable................................         21,718         203,561          31,710
 Audit fees payable...................................         29,875          30,207          29,875
 Fund accounting fees payable.........................         21,971          33,348          11,883
 Custodian fees payable...............................          9,722          26,438           4,309
 Legal fees payable...................................          8,488          15,415           5,311
 Administration fees payable..........................          1,517          13,588           3,380
 Other accrued expenses...............................         11,496          30,701           7,127
                                                         ------------    ------------    ------------
Total Liabilities.....................................      2,968,851       8,778,453         577,718
                                                         ------------    ------------    ------------
NET ASSETS, FEBRUARY 28, 1997.........................   $209,769,103    $476,566,570    $139,156,919
                                                         ============    ============    ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

                                                                ASSET                      INVESTMENT
                                                             ALLOCATION      BLUE CHIP     GRADE BOND
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                             -----------    -----------    -----------
INVESTMENT INCOME:
 Interest income..........................................   $ 5,301,048    $   619,448    $ 5,908,449
 Dividend income (net of foreign withholding tax $0,
   $141,881 and $0, respectively).........................     2,012,465      7,463,844             --
                                                             ------------   ------------   ------------
   Total Income...........................................     7,313,513      8,083,292      5,908,449
                                                             ------------   ------------   ------------
EXPENSES:
 Advisory fees............................................     1,046,406      2,701,648        428,287
 Administration fees......................................        94,685        180,110         47,588
 Fund accounting fees and expenses........................       131,743        195,906         66,719
 Audit fees...............................................        34,173         34,644         34,602
 Custodian fees and expenses..............................        30,367         64,109         14,502
 Legal fees...............................................        18,307         36,994          6,797
 Trustees' fees...........................................        11,048         17,115          4,660
 Amortization of organization costs.......................        13,860         13,848         13,860
 Other operating expenses.................................        17,138         18,057            513
                                                             ------------   ------------   ------------
     Total Expenses.......................................     1,397,727      3,262,431        617,528
 Less: Fee waivers........................................      (802,751)    (1,025,006)      (284,947)
                                                             ------------   ------------   ------------
Total Net Expenses........................................       594,976      2,237,425        332,581
                                                             ------------   ------------   ------------
NET INVESTMENT INCOME.....................................     6,718,537      5,845,867      5,575,868
                                                             ------------   ------------   ------------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on investment transactions...    22,245,042     62,491,398       (535,492)
 Net change in unrealized appreciation (depreciation) on
   investments............................................     4,290,246     26,358,970       (681,210)
                                                             ------------   ------------   ------------
Net realized/unrealized gains (losses) on investments.....    26,535,288     88,850,368     (1,216,702)
                                                             ------------   ------------   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........   $33,253,825    $94,696,235    $ 4,359,166
                                                             ============   ============   ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               ASSET ALLOCATION PORTFOLIO
                                                              -----------------------------
                                                               YEAR ENDED       YEAR ENDED
                                                              FEBRUARY 28,     FEBRUARY 29,
                                                                  1997             1996
                                                              ------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income....................................    $ 6,718,537      $ 6,425,653
 Net realized gains on investment transactions............     22,245,042       19,223,012
 Net change in unrealized appreciation on investments.....      4,290,246        8,662,241
                                                              ------------     ------------
Change in net assets resulting from operations............     33,253,825       34,310,906
                                                              ------------     ------------
TRUST SHARE TRANSACTIONS:
 Contributions............................................     29,793,268       31,372,458
 Withdrawals..............................................    (34,332,404)     (35,499,213)
                                                              ------------     ------------
Change in net assets resulting from trust
 share transactions.......................................     (4,539,136)      (4,126,755)
                                                              ------------     ------------
Change in net assets......................................     28,714,689       30,184,151
NET ASSETS:
 Beginning of year........................................    181,054,414      150,870,263
                                                              ------------     ------------
 End of year..............................................    $209,769,103     $181,054,414
                                                              ============     ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                   BLUE CHIP PORTFOLIO
                                                              -----------------------------
                                                               YEAR ENDED       YEAR ENDED
                                                              FEBRUARY 28,     FEBRUARY 29,
                                                                  1997             1996
                                                              ------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income....................................    $ 5,845,867      $ 4,528,400
 Net realized gains on investment transactions............     62,491,398       21,310,546
 Net change in unrealized appreciation on investments.....     26,358,970       34,689,746
                                                              ------------     ------------
Change in net assets resulting from operations............     94,696,235       60,528,692
                                                              ------------     ------------
TRUST SHARE TRANSACTIONS:
 Contributions............................................    176,422,520       96,776,148
 Withdrawals..............................................    (70,074,459)     (39,120,232)
                                                              ------------     ------------
Change in net assets resulting from trust
 share transactions.......................................    106,348,061       57,655,916
                                                              ------------     ------------
Change in net assets......................................    201,044,296      118,184,608
NET ASSETS
 Beginning of year........................................    275,522,274      157,337,666
                                                              ------------     ------------
 End of year..............................................    $476,566,570     $275,522,274
                                                              ============     ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                  INVESTMENT GRADE BOND
                                                                        PORTFOLIO
                                                              -----------------------------
                                                               YEAR ENDED       YEAR ENDED
                                                              FEBRUARY 28,     FEBRUARY 29,
                                                                  1997             1996
                                                              ------------     ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income....................................    $ 5,575,868      $ 3,879,980
 Net realized gains (losses) on securities transactions...       (535,492)       2,336,008
 Net change in unrealized depreciation on investments.....       (681,210)        (247,652)
                                                              ------------     ------------
Change in net assets resulting from operations............      4,359,166        5,968,336
                                                              ------------     ------------
TRUST SHARE TRANSACTIONS:
 Contributions............................................     94,643,822       21,358,278
 Withdrawals..............................................    (26,135,644)     (18,755,421)
                                                              ------------     ------------
Change in net assets resulting from trust
 share transactions.......................................     68,508,178        2,602,857
                                                              ------------     ------------
Change in net assets......................................     72,867,344        8,571,193
NET ASSETS:
 Beginning of year........................................     66,289,575       57,718,382
                                                              ------------     ------------
 End of year..............................................    $139,156,919     $66,289,575
                                                              ============     ============

---------------
See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Master Investment Trust, Series I (the "Trust"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997 the Trust consisted of three portfolios; the Asset Allocation Portfolio (the "Asset Allocation Portfolio"), the Blue Chip Portfolio (the "Blue Chip Portfolio") and Investment Grade Bond Portfolio, (the "Bond Portfolio") (collectively the "Portfolios").

    The investment objective of the Blue Chip Portfolio is long-term capital appreciation through investments in blue chip stocks. The investment objective of the Investment Grade Bond Portfolio is to obtain interest income and capital appreciation by investing in investment grade intermediate and longer term bonds, including corporate and government fixed income obligations and mortgage-backed securities. The investment objective of the Asset Allocation Portfolio is to obtain long term growth from capital appreciation and dividend and interest income. The Asset Allocation Portfolio seeks to achieve its objective by actively allocating investments among the three major asset categories: bonds, equity securities and cash equivalents.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Portfolios' investment adviser. The BISYS Group, Inc. ("BISYS") through its wholly owned subsidiary, BISYS Fund Services, Limited Partnership serves as the Portfolios' administrator
 .

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    Securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market, or securities for which there were no transactions on the day of valuation, are valued at the mean of the most recent bid and ask prices. Bid price is used when no ask price is available. The Portfolio may use an independent pricing service, approved by the Board of Trustees, to value certain of their securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees.

    Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

FUTURES:

    A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Blue Chip Portfolio enters into the contract. Upon entering into such a contract the Blue Chip Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Blue Chip Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Blue Chip Portfolio as unrealized gains or losses. When the contract is closed, the Blue Chip Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Blue Chip Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Blue Chip Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. The summary of open financial futures contracts at February 28, 1997 is included in the Blue Chip Portfolio's Schedule of Investments which is included elsewhere in this report.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are recorded on an identified cost basis.

EXPENSES:

    Expenses directly attributable to a Portfolio are charged to that Portfolio, while general Trust expenses are allocated among the respective portfolios of the Trust.

FEDERAL INCOME TAXES:

    The Portfolios will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolios will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolios have an Investment Advisory Agreement with Bank of America and an Administration Agreement with BISYS.

    As Adviser, Bank of America is responsible for managing the investment of the assets of the Portfolios in conformity with the stated objectives and policies of the Portfolios. Pursuant to the terms of the Investment Advisory Agreement, Bank of America is entitled to a fee, which is accrued daily and payable monthly, at an annual rate of 0.55%, 0.75% and 0.45% of the average daily net assets of the Asset Allocation Portfolio, Blue Chip Portfolio and Bond Portfolio, respectively. For the year ended February 28, 1997, Bank of America waived the following fees as Adviser for each Portfolio.

      Asset Allocation.............................................   $ 735,797
      Blue Chip....................................................     961,001
      Bond.........................................................     256,439

    As Administrator, BISYS assists in supervising the operations of the Portfolios. Pursuant to the terms of the Administration Agreement, BISYS is entitled to a fee from each Portfolio which is accrued daily and payable monthly, at an annual rate of 0.05% of each of the Portfolio's average daily net assets. For the year ended February 28, 1997, BISYS waived the following fees as Administrator for each Portfolio.

      Asset Allocation..............................................   $ 66,954
      Blue Chip.....................................................     64,005
      Bond..........................................................     28,508

    For services provided to all three of the portfolios constituting the Trust, each Trustee receives an annual fee of $3,000 and a meeting fee of $500.

    For the year ended February 28, 1997, the Asset Allocation Portfolio, Blue Chip Portfolio and Bond Portfolio incurred legal expenses of $18,307, $36,994 and $6,797, which were earned by a law firm, a partner of which serves as Secretary of the Trust. Certain officers of the Trust are affiliated with BISYS. Such persons are not paid directly by the Trust for serving in these capacities.

NOTE 4 -- SECURITIES TRANSACTIONS

    During the year ended February 28, 1997, each Portfolio purchased and sold portfolio securities, excluding short-term securities, in the following amounts:

                                                          PURCHASES          SALES
                                                         ------------     ------------
ASSET ALLOCATION PORTFOLIO
U.S. Government........................................  $ 50,943,913     $ 52,593,283
Other..................................................   169,694,792      161,995,504
                                                         ------------     ------------
Total..................................................  $220,638,705     $214,588,787
                                                         ============     ============
BLUE CHIP PORTFOLIO
Common Stocks..........................................  $412,047,868     $316,168,358
                                                         ============     ============
BOND PORTFOLIO
U.S. Government........................................  $116,263,811     $ 52,673,446
Other..................................................    32,420,943       23,288 268
                                                         ------------     ------------
Total..................................................  $148,684,754     $ 75,961,714
                                                         ============     ============

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Asset Allocation Portfolio had the following concentrations by industry sector at February 28, 1997 (as a percentage of total investments):

Commercial Paper............................................................     2.2%
Corporate Bonds.............................................................    10.3
Medium Term Notes...........................................................     6.2
Euro Bonds..................................................................     1.3
U.S. Treasury Bonds.........................................................     6.1
U.S. Treasury Notes.........................................................     2.5
U.S. Government Agency Obligations..........................................    12.4
Aerospace/Airlines..........................................................     1.0
Aluminium...................................................................     0.4
Automobiles.................................................................     1.2
Automobile Parts............................................................     0.1
Banks.......................................................................     3.9
Beverages...................................................................     2.1
Brokerage...................................................................     1.3
Chemicals...................................................................     1.9
Computer Software/Hardware..................................................     3.9
Cosmetics/Household Products................................................     2.3
Electrical Products.........................................................     2.8
Electronic Semiconductors...................................................     2.8
Electric Utilities..........................................................     0.3
Financial services..........................................................     2.9
Food........................................................................     1.9
Gas Utilities...............................................................     1.0
Hospital Care...............................................................     1.0
Insurance-Life..............................................................     0.4
Insurance-Property and Casualty.............................................     1.0
Leisure.....................................................................     0.8
Manufacturing-Machinery.....................................................     1.1
Media.......................................................................     0.8
Multi Industries............................................................     3.5
Natural Energy..............................................................     0.8
Oil-International...........................................................     3.1
Oil Service.................................................................     0.4
Paper Products..............................................................     1.6
Pharmaceuticals.............................................................     6.0
Photography.................................................................     0.2
Railroad....................................................................     0.7
Retail......................................................................     1.8
Retail-Manufacturing........................................................     0.3
Telecommunications..........................................................     1.6
Telephone...................................................................     3.0
Tobacco.....................................................................     1.1
                                                                              ------
                                                                               100.0%
                                                                              ======

    The Bond Portfolio had the following concentrations by security type at February 28, 1997 (as a percentage of total investments):

Asset-Backed Securities.....................................................     7.5%
Commercial Paper............................................................     2.8
Corporate Bonds.............................................................     8.3
Euro Bonds..................................................................     1.9
Medium Term Notes...........................................................    21.4
U.S. Government Agency Obligations..........................................     2.7
U.S. Treasury Bond..........................................................     3.4
U.S. Treasury Notes.........................................................    52.0
                                                                              ------
                                                                               100.0%
                                                                              ======

NOTE 6 -- PROPOSED REORGANIZATION OF SEAFIRST FUNDS

    On October 29, 1996, the Board of Trustees of the Seafirst Retirement Funds and Board of Directors of the Pacific Horizon Funds, Inc., voted to approve the merger of the Funds with respect to the Blue Chip, Asset Allocation and Intermediate Bond portfolios of the Pacific Horizon Funds Inc. Under the terms of the reorganization, the assets and liabilities of the Seafirst Blue Chip, Seafirst Asset Allocation and Seafirst Bond Funds would be exchanged for a newly formed class of shares of the Pacific Horizon Blue Chip, Pacific Horizon Asset Allocation and Pacific Horizon Intermediate Bond Funds, respectively, and the Seafirst Funds will be liquidated.

    Upon consummation of the merger of the Seafirst Asset Allocation Fund into the Pacific Horizon Asset Allocation Fund the combined fund will withdraw its investment in the Asset Allocation Portfolio and engage Bank of America to manage its assets directly.

    The reorganization is subject to shareholder approval and, if approved, is expected to be completed by June 30, 1997.

MASTER INVESTMENT TRUST SERIES I --
ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                              FOR THE          FOR THE            YEAR            PERIOD
                             YEAR ENDED       YEAR ENDED         ENDED            ENDED
                            FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                1997             1996             1995            1994*
                            ------------     ------------     ------------     ------------
Ratio of expenses to
  average net assets.......     0.31%            0.26%            0.17%          0.24%**
Ratio of net investment
  income to average net
  assets...................     3.51%            3.87%            4.01%          3.35%**
Ratio of expenses to
  average net assets (a)...     0.73%            0.73%            0.77%          0.27%**
Ratio of net investment
  income to average net
  assets(a)................     3.09%            3.40%            3.41%          3.32%**
Portfolio Turnover.........      116%             157%             142%              67%
Average Commission rate
  paid (b).................    $0.044               --               --               --

---------------

 (a)  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (b)  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.
   *  For the period December 6, 1993 ( commencement of operations) through February
      28, 1994
  **  Annualized

See Notes to Financial Statements.

MASTER INVESTMENT TRUST SERIES I --
BLUE CHIP PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                              FOR THE          FOR THE            YEAR            PERIOD
                             YEAR ENDED       YEAR ENDED         ENDED            ENDED
                            FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                1997             1996             1995            1994*
                            ------------     ------------     ------------     ------------
Ratio of expenses to
  average net assets.......     0.62%            0.31%            0.17%          0.27%**
Ratio of net investment
  income to average net
  assets...................     1.62%            2.16%            2.30%          1.97%**
Ratio of expenses to
  average net assets (a)...     0.90%            0.90%            0.97%          1.07%**
Ratio of net investment
  income to average net
  assets (a)...............     1.34%            1.57%            1.50%          1.17%**
Portfolio Turnover.........       91%             108%              44%              86%
Average Commission rate
  paid (b).................    $0.053               --               --               --

---------------

 (a)  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
 (b)  Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.
   *  For the period December 6, 1993 ( commencement of operations) through February
      28, 1994
  **  Annualized

See Notes to Financial Statements.

MASTER INVESTMENT TRUST SERIES I --
INVESTMENT GRADE BOND PORTFOLIO
--------------------------------------------------------------------------------

Supplementary Data
--------------------------------------------------------------------------------

                              FOR THE          FOR THE            YEAR            PERIOD
                             YEAR ENDED       YEAR ENDED         ENDED            ENDED
                            FEBRUARY 28,     FEBRUARY 29,     FEBRUARY 28,     FEBRUARY 28,
                                1997             1996             1995            1994*
                            ------------     ------------     ------------     ------------
Ratio of expenses to
  average net assets.......     0.35%            0.18%            0.25%          0.41%**
Ratio of net investment
  income to average net
  assets...................     5.86%            6.47%            6.22%          4.93%**
Ratio of expenses to
  average net assets (a)...     0.65%            0.68%            0.75%          0.91%**
Ratio of net investment
  income to average net
  assets (a)...............     5.56%            5.97%            5.72%          4.43%**
Portfolio Turnover.........       83%             172%             240%              32%

---------------

 (a)  During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
   *  For the period December 6, 1993 ( commencement of operations) through February
      28, 1994
  **  Annualized

See Notes to Financial Statements.

MASTER INVESTMENT TRUST, SERIES I
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees
and Investors of
Master Investment Trust, Series I

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Master Investment Trust, Series I -- Asset Allocation Portfolio, Blue Chip Portfolio and Investment Grade Bond Portfolio (the "Portfolios") at February 28, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and their supplementary data for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

As more fully described in Note 6, a proposal to liquidate the Asset Allocation Portfolio is under consideration.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1997
--------------------------------------------------------------------------------

                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   -----------    -----    --------    ------------    --------------
BANK NOTES -- 4.4%
DOMESTIC -- 3.7%
 American Express Centurion Bank
   Monthly Variable Rate (final
   maturity 1/9/98)*..............      A1/P1       5.41%     3/10/97    $ 25,000,000    $   24,998,352
 Bank One, Dayton N.A. ...........     A1+/P1       5.56%     3/25/97      25,000,000        24,998,145
 FCC National Bank................     A1+/P1       5.64%     4/17/97      25,000,000        24,993,061
 FCC National Bank................     A1+/P1       5.70%     5/22/97      25,000,000        24,987,764
 FCC National Bank................     A1+/P1       5.76%     8/15/97      25,000,000        24,993,429
 Huntington National Bank,
   Columbus.......................      A1/P1       6.20%      7/8/97      40,000,000        40,054,311
 PNC Bank, N.A., Monthly Variable
   Rate (final maturity
   7/1/97)*.......................      A1/P1       5.34%      3/3/97      25,000,000        24,991,761
 PNC Bank, N.A., Monthly Variable
   Rate (final maturity
   10/1/97)*......................      A1/P1       5.34%      3/3/97      25,000,000        24,988,457
 PNC Bank, N.A., Monthly Variable
   Rate (final maturity
   11/25/97)*.....................      A1/P1       5.28%     3/25/97      50,000,000        49,963,450
                                                                                         --------------
Total Domestic Bank Notes
 (amortized cost $264,968,730)                                                              264,968,730
                                                                                         --------------
FOREIGN -- 0.7%
 Abbey National Treasury Services,
   PLC, Monthly Variable Rate
   (final maturity 7/17/97)*......     A1+/P1       5.31%     3/17/97      50,000,000        49,987,599
                                                                                         --------------
Total Bank Notes
 (amortized cost $314,956,329)                                                              314,956,329
                                                                                         --------------
CERTIFICATES OF DEPOSIT -- 18.0%
DOMESTIC -- 4.2%
 Bankers Trust, Daily Variable
   Rate (final maturity 6/3/97)*..      A1/P1       5.45%      3/3/97      50,000,000        49,993,777
 Bankers Trust, Daily Variable
   Rate (final maturity 7/2/97)*..      A1/P1       5.43%      3/3/97      25,000,000        24,996,741
 Bankers Trust, Daily Variable
   Rate (final maturity
   9/30/97)*......................      A1/P1       5.30%      3/3/97      50,000,000        49,983,068
 Bankers Trust, Weekly Variable
   Rate, (final maturity
   10/16/97)*.....................      A1/P1       5.38%      3/4/97      25,000,000        24,985,440
 Bankers Trust, Weekly Variable
   Rate, (final maturity
   12/10/97)*.....................      A1/P1       5.44%      3/4/97      25,000,000        24,990,274
 Crestar Bank.....................      A1/P1       5.33%     4/22/97      50,000,000        50,000,000
 Crestar Bank.....................      A1/P1       5.41%     4/23/97      50,000,000        49,999,274
 Crestar Bank.....................      A1/P1       5.49%     9/19/97      25,000,000        25,000,000
                                                                                         --------------
                                                                                            299,948,574
                                                                                         --------------

---------------
See Notes to Financial Statements.

                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   ----------     ----       ----         ------          --------
CERTIFICATES OF DEPOSIT, CONTINUED:
EURO -- 1.0%
 Abbey National Treasury Services,
   PLC............................     A1+/P1       5.37%     5/19/97    $ 25,000,000    $   25,000,824
 Dai-Ichi Kangyo Bank, Ltd.,
   London.........................      A1/P1       5.55%     3/12/97      25,000,000        24,998,823
 Sumitomo Bank, Ltd., London......      A1/P1       5.61%      4/7/97      25,000,000        25,001,202
                                                                                         --------------
                                                                                             75,000,849
                                                                                         --------------
YANKEE -- 12.8%
 ABN-AMRO Bank, Chicago...........     A1+/P1       5.75%     4/10/97      25,000,000        24,998,688
 Bank of Tokyo Mitsubishi, New
   York...........................      A1/P1       5.73%     3/27/97      50,000,000        50,000,000
 Bank of Tokyo Mitsubishi, New
   York...........................      A1/P1       5.68%     7/14/97      25,000,000        25,000,000
 Bank of Tokyo Mitsubishi, New
   York...........................      A1/P1       5.85%      1/7/98      25,000,000        24,991,625
 Bank of Tokyo Mitsubishi, New
   York...........................      A1/P1       5.88%     1/13/98      25,000,000        24,995,833
 Banque National de Paris, New
   York...........................      A1/P1       5.50%     3/12/97      25,000,000        25,000,145
 Banque National de Paris, New
   York...........................      A1/P1       5.75%     4/11/97      45,000,000        45,002,279
 Banque National de Paris, New
   York...........................      A1/P1       5.75%     2/26/98      25,000,000        24,987,907
 Dai-Ichi Kangyo Bank, Ltd., New
   York...........................      A1/P1       5.70%      4/4/97      25,000,000        25,000,229
 Dai-Ichi Kangyo Bank, Ltd., New
   York...........................      A1/P1       5.56%      4/7/97      20,000,000        19,999,065
 Dai-Ichi Kangyo Bank, Ltd., New
   York...........................      A1/P1       5.63%      5/5/97      25,000,000        25,001,335
 Industrial Bank of Japan, New
   York...........................      A1/P1       5.56%      4/7/97      50,000,000        49,998,743
 National Australia Bank, New
   York...........................     A1+/P1       5.80%     10/3/97      25,000,000        24,998,940
 Royal Bank of Canada, New York...     A1+/P1       5.73%     8/13/97      25,000,000        24,992,425
 Royal Bank of Canada, New York...     A1+/P1       5.58%    12/11/97      25,000,000        24,977,379
 Royal Bank of Canada, New York...     A1+/P1       5.65%      3/3/98      80,000,000        79,885,476
 Sanwa Bank Ltd., New York........      A1/P1       5.51%     5/19/97      25,000,000        25,000,541
 Societe Generale Bank, New York..     A1+/P1       5.72%     4/28/97      50,000,000        49,997,717
 Societe Generale Bank, New York..     A1+/P1       5.78%     8/20/97      25,000,000        24,997,638
 Societe Generale Bank, New York..     A1+/P1       5.73%    10/15/97      15,000,000        15,011,235
 Societe Generale Bank, New York..     A1+/P1       5.59%    11/14/97      30,000,000        30,004,472
 Societe Generale Bank, New York..     A1+/P1       5.77%      1/7/98      25,000,000        24,993,861
 Societe Generale Bank, New York..     A1+/P1       5.77%      1/9/98      25,000,000        24,991,763
 Societe Generale Bank, New York,
   Quarterly Variable Rate (final
   maturity 12/24/97)*............     A1+/P1       5.49%     3/24/97      25,000,000        24,985,712
 Societe Generale Bank, New York,
   Daily Variable Rate (final
   maturity 1/15/98)*.............     A1+/P1       5.38%      3/3/97      25,000,000        24,986,599
 Sumitomo Bank Ltd., New York.....      A1/P1       5.55%     4/10/97      25,000,000        24,998,044
 Sumitomo Bank Ltd., New York.....      A1/P1       5.65%     4/15/97      25,000,000        25,000,308
 Sumitomo Bank Ltd., New York.....      A1/P1       5.63%     4/15/97      25,000,000        25,000,308
 Sumitomo Bank Ltd., New York.....      A1/P1       5.54%     5/19/97      25,000,000        25,002,165

---------------
See Notes to Financial Statements.

                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   -----------    ----       ----         ------          --------
CERTIFICATES OF DEPOSIT, CONTINUED:
YANKEE -- (CONTINUED)
 Sumitomo Bank Ltd., New York.....      A1/P1       5.54%     5/19/97    $ 25,000,000    $   25,002,165
 Westpac Banking Corp., New
   York...........................     A1+/P1       5.83%     1/22/98      25,000,000        24,995,713
                                                                                         --------------
                                                                                            914,798,310
                                                                                         --------------
Total Certificates of Deposit
 (amortized cost $1,289,747,733)                                                          1,289,747,733
                                                                                         --------------
COMMERCIAL PAPER -- 37.5%
DOMESTIC -- 29.6%
ASSET-BACKED -- 6.0%
 Asset Securitization Cooperative
   Corp.(b).......................     A1+/P1       5.35%     3/19/97      50,000,000        49,866,250
 Asset Securitization Cooperative
   Corp.(b).......................     A1+/P1       5.34%     3/21/97      75,000,000        74,776,944
 Ciesco, L.P......................      A1/P1       5.35%      5/7/97      25,000,000        24,751,076
 Enterprise Funding Corp.(b)......     A1+/P1       5.37%     3/12/97      25,000,000        24,958,979
 Enterprise Funding Corp.(b)......     A1+/P1       5.35%      4/2/97      25,401,000        25,280,204
 Enterprise Funding Corp.(b)......     A1+/P1       5.33%     4/17/97      57,225,000        56,826,793
 Enterprise Funding Corp.(b)......     A1+/P1       5.36%      5/2/97      35,693,000        35,363,514
 Golden Managers Acceptance
   Corp...........................     A1+/D1+      5.33%     3/19/97      40,000,000        39,893,400
 Gotham Funding Corp.(b)..........      A1/P1       5.42%     3/10/97      24,167,000        24,134,254
 Gotham Funding Corp.(b)..........      A1/P1       5.58%     3/21/97      43,781,000        43,645,147
 Gotham Funding Corp.(b)..........      A1/P1       5.40%     4/14/97      31,429,000        31,221,569
                                                                                         --------------
                                                                                            430,718,130
                                                                                         --------------
AUTOMOBILES -- 4.3%
 American Honda Finance Corp......      F1/P1       5.33%     4/25/97      25,000,000        24,796,424
 American Honda Finance Corp......      F1/P1       5.39%     4/28/97      35,000,000        34,696,064
 American Honda Finance Corp......      F1/P1       5.35%     5/20/97      40,000,000        39,524,444
 American Honda Finance Corp......      F1/P1       5.32%      6/4/97      30,000,000        29,578,833
 Daimler-Benz North America
   Corp...........................      A1/P1       5.36%     3/25/97      25,000,000        24,910,667
 Daimler-Benz North America
   Corp...........................      A1/P1       5.37%     3/27/97      25,000,000        24,903,042
 Daimler-Benz North America
   Corp...........................      A1/P1       5.29%     6/18/97      60,000,000        59,036,713
 General Motors Acceptance Corp...      P1/D1       5.44%      4/7/97      25,000,000        24,860,351
 General Motors Acceptance Corp...      P1/D1       5.40%     9/12/97      50,000,000        48,537,500
                                                                                         --------------
                                                                                            310,844,038
                                                                                         --------------
BANKING -- 2.5%
 Bankers Trust, Daily Variable
   Rate, (final maturity
   11/7/97)*......................      A1/P1       5.47%      3/3/97      25,000,000        25,000,000
 Corestates Capital Corp., Monthly
   Variable Rate, (final maturity
   3/17/97)*......................      A1/P1       5.38%     3/17/97      25,000,000        25,000,000
 Cregem North America, Inc........     A1+/P1       5.29%     5/27/97      25,000,000        24,680,396
 Cregem North America, Inc........     A1+/P1       5.29%     6/17/97      25,000,000        24,603,250
 Svenska Handelsbanken, Inc.......      A1/P1       5.35%     4/16/97      35,000,000        34,760,736
 Unifunding, Inc..................      A1/P1       5.28%     5/21/97      21,000,000        20,750,520
 Westpac Capital Corp.............     A1+/P1       5.38%     3/10/97      25,000,000        24,966,375
                                                                                         --------------
                                                                                            179,761,277
                                                                                         --------------
BROKERAGE SERVICES -- 2.3%
 Bear Stearns Companies, Inc.(b)..      A1/P1       5.36%     3/19/97      25,000,000        24,933,000
 C.S. First Boston, Inc...........     A1+/P1       5.28%     5/14/97      25,000,000        24,728,667

---------------
See Notes to Financial Statements.

                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   -----------    ----       ----         ------          --------
COMMERCIAL PAPER, CONTINUED:
BROKERAGE SERVICES -- (CONTINUED)
 C.S. First Boston, Inc...........     A1+/P1       5.27%     5/29/97    $ 40,000,000    $   39,478,856
 C.S. First Boston, Inc.(b).......     A1+/P1       5.35%     3/11/97      25,000,000        24,962,847
 Merrill Lynch & Co. Inc..........     A1+/P1       5.33%     5/28/97      50,000,000        49,348,556
                                                                                         --------------
                                                                                            163,451,926
                                                                                         --------------
CHEMICALS -- DIVERSIFIED -- 1.0%
 AKZO Nobel, Inc..................      A1/P1       5.34%      5/7/97      32,000,000        31,681,973
 AKZO Nobel, Inc..................      A1/P1       5.37%     5/16/97      20,000,000        19,773,267
 AKZO Nobel, Inc..................      A1/P1       5.36%     5/23/97      18,000,000        17,777,560
                                                                                         --------------
                                                                                             69,232,800
                                                                                         --------------
CONGLOMERATES -- 2.2%
 B.A.T. Capital Corp..............      A1/P1       5.32%     3/27/97      25,000,000        24,903,944
 B.A.T. Capital Corp..............      A1/P1       5.28%     4/21/97      23,000,000        22,827,960
 BTR Dunlop Finance, Inc.(b)......      A1/P1       5.45%     3/26/97      50,000,000        49,810,764
 BTR Dunlop Finance, Inc.(b)......      A1/P1       5.35%      4/7/97      37,321,000        37,115,786
 BTR Dunlop Finance, Inc.(b)......      A1/P1       5.37%     5/27/97      25,000,000        24,675,563
                                                                                         --------------
                                                                                            159,334,017
                                                                                         --------------
FINANCE COMPANIES -- 5.2%
 Associates Corp., North America..     A1+/P1       5.35%     7/28/97      20,000,000        19,557,139
 Countrywide Home Loans, Inc......      A1/F1       5.37%     3/12/97      25,000,000        24,958,979
 Countrywide Home Loans, Inc......      A1/F1       5.37%      4/8/97      30,000,000        29,829,950
 Countrywide Home Loans, Inc......      A1/F1       5.38%     4/29/97      45,500,000        45,098,816
 Dean Witter Discover & Co........     A1/F1+       5.35%      5/1/97      25,000,000        24,773,368
 Dean Witter Discover & Co........     A1/F1+       5.27%     5/21/97      50,000,000        49,407,125
 General Electric Capital Corp....     A1+/P1       5.44%      4/3/97      50,000,000        49,750,667
 General Electric Capital Corp.,
   Quarterly Variable Rate (final
   maturity 7/18/97)*.............     A1+/P1       5.50%     4/21/97      50,000,000        50,000,000
 General Electric Capital
   Services, Inc..................     A1+/P1       5.36%      4/9/97      25,000,000        24,854,833
 General Electric Capital
   Services, Inc..................     A1+/P1       5.40%     5/13/97      25,000,000        24,726,250
 National Rural Utilities
   Cooperative Finance Corp.......     A1+/P1       5.43%     3/27/97      26,600,000        26,495,684
                                                                                         --------------
                                                                                            369,452,811
                                                                                         --------------
LEASING -- 1.5%
 International Lease Finance
   Corp...........................      A1/P1       5.35%     4/18/97      40,000,000        39,714,667
 International Lease Finance
   Corp...........................      A1/P1       5.37%     6/16/97      30,000,000        29,521,175
 International Lease Finance
   Corp...........................      A1/P1       5.37%      7/2/97      40,000,000        39,266,100
                                                                                         --------------
                                                                                            108,501,942
                                                                                         --------------
MINING -- 0.3%
 RTZ America, Inc.(b).............     A1+/P1       5.58%     3/17/97      20,800,000        20,749,988
                                                                                         --------------
RELOCATION SERVICES -- 1.4%
 PHH Corporation..................      A1/P1       5.30%     3/14/97      25,000,000        24,952,153
 PHH Corporation..................      A1/P1       5.30%      4/1/97      25,000,000        24,885,903
 PHH Corporation..................      A1/P1       5.33%      4/8/97      50,000,000        49,718,694
                                                                                         --------------
                                                                                             99,556,750
                                                                                         --------------
RETAIL -- 1.4%
 JC Penney Funding Corp...........      A1/P1       5.40%     3/10/97      50,000,000        49,932,500
 Sears Roebuck Acceptance Corp....      D1/P1       5.34%     3/14/97      50,000,000        49,903,583
                                                                                         --------------
                                                                                             99,836,083
                                                                                         --------------

---------------
See Notes to Financial Statements.

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
                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   -----------    ----       ----         ------          --------
COMMERCIAL PAPER, CONTINUED:
SOVEREIGN ISSUES -- 1.5%
 Government Development Bank of
   Puerto Rico, Mato Rey..........    A1+/TBW1      5.35%     3/12/97    $ 25,000,000    $   24,959,132
 Government Development Bank of
   Puerto Rico, Mato Rey..........    A1+/TBW1      5.41%     3/25/97      37,300,000        37,165,471
 Government Development Bank of
   Puerto Rico, Mato Rey..........    A1+/TBW1      5.35%      5/7/97      23,500,000        23,266,012
 Government Development Bank of
   Puerto Rico, Mato Rey..........    A1+/TBW1      5.32%     5/12/97      21,000,000        20,776,560
                                                                                         --------------
                                                                                            106,167,175
                                                                                         --------------
Total Domestic Commercial Paper
 (amortized cost $2,117,606,937)                                                          2,117,606,937
                                                                                         --------------
FOREIGN -- 7.9%
AUTOMOBILES -- 1.0%
 Ford Credit Europe...............      A1/P1       5.41%     3/24/97      25,000,000        24,913,590
 Ford Credit Europe...............      A1/P1       5.51%     3/26/97      25,000,000        24,904,340
 Ford Credit Europe...............      A1/P1       5.35%     4/28/97      25,000,000        24,784,514
                                                                                         --------------
                                                                                             74,602,444
                                                                                         --------------
BUILDING SOCIETY -- 1.4%
 Bradford & Bingley Building
   Society........................      A1/P1       5.48%      4/3/97      50,000,000        49,748,833
 Nationwide Building Society......      A1/P1       5.40%     7/21/97      25,000,000        24,467,500
 Nationwide Building Society......      A1/P1       5.40%     7/23/97      25,000,000        24,460,000
                                                                                         --------------
                                                                                             98,676,333
                                                                                         --------------
OIL & GAS -- 0.7%
 Repsol International Finance,
   B.V............................     A1+/P1       5.37%     4/10/97      25,000,000        24,850,833
 Repsol International Finance,
   B.V............................     A1+/P1       5.39%     7/15/97      25,000,000        24,490,944
                                                                                         --------------
                                                                                             49,341,777
                                                                                         --------------
PHARMACEUTICALS -- 0.3%
 Glaxo Wellcome, PLC (b)..........     A1+/P1       5.35%     4/14/97      20,000,000        19,869,222
                                                                                         --------------
SOVEREIGN -- 3.8%
 Cades............................     A1+/P1       5.30%      3/6/97      50,000,000        49,963,194
 Cades............................     A1+/P1       5.40%      5/2/97      50,000,000        49,535,000
 Cades............................     A1+/P1       5.39%     10/3/97      50,000,000        48,384,500
 Cades............................     A1+/P1       5.41%    10/10/97      25,000,000        24,162,201
 Cades............................     A1+/P1       5.44%    11/14/97      50,000,000        48,050,667
 Kingdom of Sweden................     A1+/P1       5.43%     3/27/97      50,000,000        49,803,917
                                                                                         --------------
                                                                                            269,899,479
                                                                                         --------------
TELECOMMUNICATIONS -- 0.7%
 Alcatel Alsthom, Inc.............     A1+/P1       5.36%     4/21/97      50,000,000        49,620,333
                                                                                         --------------
Total Foreign Commercial Paper
 (amortized cost $562,009,588)                                                              562,009,588
                                                                                         --------------
Total Commercial Paper
 (amortized cost $2,679,616,525)                                                          2,679,616,525
                                                                                         --------------

---------------
See Notes to Financial Statements.

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
                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   -----------    ----       ----         ------          --------
CORPORATE OBLIGATIONS -- 12.2%
ASSET BACKED SECURITIES -- 2.1%
 Ciesco, L.P., Monthly Variable
   Rate, 144A (final maturity
   8/14/97)*......................     A1+/P1       5.39%     3/14/97    $ 75,000,000    $   74,996,589
 Ciesco, L.P., Monthly Variable
   Rate, 144A (final maturity
   2/10/98)*......................     A1+/P1       5.41%     3/12/97      75,000,000        74,992,890
                                                                                         --------------
                                                                                            149,989,479
                                                                                         --------------
AUTOMOBILES -- 1.5%
 Ford Motor Credit Corporation....      A1/P1       7.125%    12/1/97      25,000,000        25,270,945
 General Motors Acceptance
   Corporation, Daily Variable
   Rate, (final maturity
   4/21/97)*......................      P1/D1       5.45%      3/3/97      40,000,000        39,992,430
 General Motors Acceptance
   Corporation, Quarterly Variable
   Rate, (final maturity
   6/4/97)*.......................      P1/D1       5.37%      3/4/97      25,000,000        24,990,145
 General Motors Acceptance
   Corporation, Quarterly Variable
   Rate, (final maturity
   1/20/98)*......................      P1/D1       5.64%     4/21/97      20,000,000        20,011,457
                                                                                         --------------
                                                                                            110,264,977
                                                                                         --------------
BROKERAGE SERVICES -- 3.8%
 Bear Stearns Companies, Inc.,
   Series B, Monthly Variable
   Rate, (final maturity
   4/1/98)*.......................      A1/P1       5.59%      3/3/97      18,000,000        18,028,548
 Bear Stearns Companies, Inc.,
   Series B, Monthly Variable
   Rate, (final maturity
   5/16/97)*......................      A1/P1       5.48%     3/17/97      25,000,000        25,000,000
 C.S. First Boston, Inc.,
   Quarterly Variable Rate, 144A
   (final maturity 3/3/97)*.......     A1+/P1       5.54%      3/3/97      25,000,000        25,000,000
 C.S. First Boston, Inc., Daily
   Variable Rate, 144A (final
   maturity 3/25/97)*.............     A1+/P1       5.46%      3/3/97      25,000,000        25,000,000
 Merrill Lynch & Co., Inc.........     A1+/P1       5.78%     8/12/97      25,000,000        24,998,540
 Merrill Lynch & Co., Inc., Weekly
   Variable Rate, (final maturity
   11/20/97)*.....................     A1+/P1       5.44%      3/4/97      50,000,000        49,992,984
 Merrill Lynch & Co., Inc., Weekly
   Variable Rate, (final maturity
   1/29/98)*......................     A1+/P1       5.47%      3/4/97      50,000,000        49,991,092
 Merrill Lynch & Co., Inc.,
   Quarterly Variable Rate, (final
   maturity 11/13/97)*............     A1+/P1       5.43%     5/13/97      50,000,000        49,989,467
                                                                                         --------------
                                                                                            268,000,631
                                                                                         --------------
BUSINESS SERVICES -- 0.3%
 Xerox Credit Corp, Series C,
   Weekly Variable Rate, (final
   maturity 5/13/97)*.............      A1/P1       5.44%      3/4/97      25,000,000        24,999,687
                                                                                         --------------
FINANCE COMPANIES -- 2.7%
 Associates Corp., North America..     A1+/P1       6.63%    11/15/97      20,000,000        20,130,566
 CIT Group Holdings, Inc..........      A1/P1       7.00%     9/30/97      29,700,000        29,912,614
 CIT Group Holdings, Inc., Daily
   Variable Rate, (final maturity
   5/1/97)*.......................      A1/P1       5.35%      3/3/97      50,000,000        49,990,007

---------------
See Notes to Financial Statements.

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
                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   -----------    ----       ----         ------          --------
CORPORATE OBLIGATIONS, CONTINUED:
FINANCE COMPANIES -- (CONTINUED)
 Dean Witter Discover & Co.,
   Monthly Variable Rate, (final
   maturity 8/1/97)*..............      A1/P1       5.37%     3/19/97    $ 25,000,000    $   24,997,904
 Dean Witter Discover & Co.,......      A1/P1       6.00%      3/1/98      15,000,000        15,019,350
 Household Finance Corp., Daily
   Variable Rate, (final maturity
   5/28/97)*......................      A1/P1       5.46%      3/3/97      50,000,000        50,000,000
                                                                                         --------------
                                                                                            190,050,441
                                                                                         --------------
LEASING -- 0.6%
 Sanwa Business Credit Corp.,
   Daily Variable Rate, 144A
   (final maturity 7/17/97)*......      P1/D1       5.59%      3/3/97      18,000,000        18,007,711
 Sanwa Business Credit Corp.,
   Quarterly Variable Rate, 144A
   (final maturity 2/6/98)*.......      P1/D1       5.56%      6/6/97      25,000,000        24,997,658
                                                                                         --------------
                                                                                             43,005,369
                                                                                         --------------
PUBLISHING -- 0.4%
 Reed Elsevier, Inc., 144A........     A1+/P1       7.11%     6/26/97      25,000,000        25,109,334
                                                                                         --------------
RELOCATION SERVICES -- 0.8%
 PHH Corporation, Monthly Variable
   Rate, (final maturity
   6/11/97)*......................      A1/P1       5.39%     3/11/97      25,000,000        24,999,462
 PHH Corporation, Monthly Variable
   Rate, (final maturity
   8/12/97)*......................      A1/P1       5.35%     3/19/97      35,000,000        34,995,656
                                                                                         --------------
                                                                                             59,995,118
                                                                                         --------------
Total Corporate Obligations
 (amortized cost $871,415,036)                                                              871,415,036
                                                                                         --------------
MASTER NOTES -- 7.7%
 Goldman Sachs Group L.P. (final
   maturity 4/22/97)*.............     A1+/P1       5.59%      3/3/97     300,000,000       300,000,000
 Morgan Stanley Group, Inc. (final
   maturity 6/27/97)*.............      A1/P1       5.73%      3/3/97     250,000,000       250,000,000
                                                                                         --------------
Total Master Notes
 (amortized cost $550,000,000)                                                              550,000,000
                                                                                         --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.7%
 Federal National Mortgage
   Association, Discount Note.....     A1+/P1       5.38%     3/14/97      25,000,000        24,951,431
 Federal National Mortgage
   Association, Discount Note.....     A1+/P1       5.24%     5/23/97      25,000,000        24,697,972
                                                                                         --------------
Total U.S. Government Agency
 Obligations (amortized cost $49,649,403)                                                    49,649,403
                                                                                         --------------
U.S. TREASURY OBLIGATION -- 0.3%
 U.S. Treasury Bill...............     A1+/P1       5.61%**    3/5/98      20,000,000        18,925,694
                                                                                         --------------
Total U.S. Treasury Obligation
 (amortized cost $18,925,694)                                                                18,925,694
                                                                                         --------------

---------------
See Notes to Financial Statements.

                                       RATINGS
                                     ASSIGNED BY                                           AMORTIZED
                                     N.R.S.R.O.              MATURITY     PRINCIPAL           COST
           DESCRIPTION               (UNAUDITED)    RATE       DATE         AMOUNT          (NOTE 2)
----------------------------------   -----------    -----    --------    ------------    --------------
YANKEE BANKER'S ACCEPTANCES -- 1.3%
 Sanwa Bank Ltd., New York........      A1/P1       5.53%      3/6/97    $ 25,700,000    $   25,680,261
 Sanwa Bank Ltd., New York........      A1/P1       5.53%      4/7/97      20,000,000        19,886,328
 Dai-Ichi Kangyo Bank Ltd., New
   York...........................      A1/P1       5.37%     5/22/97      50,000,000        49,388,416
                                                                                         --------------
Total Yankee Banker's Acceptances
 (amortized cost $94,955,005)                                                                94,955,005
                                                                                         --------------
REPURCHASE AGREEMENTS (C) -- 18.4%
 First Chicago Capital Markets, Inc., dated
   2/28/97, with a maturity value of
   $225,101,813 (Collateralized by $231,585,000
   various U.S. Government Agency securities,
   0.00% -- 7.00%, 3/26/97 -- 3/3/98, market
   value -- $229,504,577)                           5.43%      3/3/97     225,000,000       225,000,000
 Fuji Securities, Inc., dated 2/28/97, with a
   maturity value of $300,135,750
   (Collateralized by $312,790,000 various U.S.
   Government securities, 0.00% -- 10.75%,
   3/3/97 -- 8/15/26, market
   value -- $306,000,340)                           5.43%      3/3/97     300,000,000       300,000,000
 J.P. Morgan Securities, Inc., dated 2/28/97,
   with a maturity value of $290,315,066
   (Collateralized by $308,105,389 Government
   National Mortgage Association Notes,
   6.50% -- 10.00%, 1/1/00 -- 2/15/27, market
   value $295,995,054)                              5.42%      3/3/97     290,184,000       290,184,000
 NationsBanc, Inc., dated 2/28/97, with a
   maturity value of $100,045,250
   (Collateralized by $103,283,662 various U.S.
   Government Agency securities,
   0.00% -- 11.90%, 3/3/97 -- 10/30/03, market
   value -- $102,001,976)                           5.43%      3/3/97     100,000,000       100,000,000
 Nomura Securities, Inc., dated 2/28/97, with a
   maturity value of $100,045,250
   (Collateralized by $102,271,108 Government
   National Mortgage Association Notes,
   5.50% -- 6.00%, 8/20/26 -- 10/20/26, market
   value -- $102,009,536)                           5.43%      3/3/97     100,000,000       100,000,000
 Prudential Securities, Inc., dated 2/28/97,
   with a maturity value of $300,135,750
   (Collateralized by $359,569,000 various U.S.
   Government securities, 0.00% -- 9.35%,
   3/24/97 -- 1/30/12, market $306,003,545)         5.43%      3/3/97     300,000,000       300,000,000
                                                                                         --------------
Total Repurchase Agreements
 (cost $1,315,184,000)............                                                        1,315,184,000
                                                                                         --------------
TOTAL INVESTMENTS -- 100.5%
 (AMORTIZED COST $7,184,449,725) (A)............                                          7,184,449,725
 Liabilities in excess of other
   assets -- (0.5%)...............                                                          (33,740,503)
                                                                                         --------------
NET ASSETS -- 100.0%..............                                                       $7,150,709,222
                                                                                         ==============

---------------
See Notes to Financial Statements.

---------------

Percentages indicated are based on net assets of $7,150,709,222.
(a) Cost for federal income tax and financial reporting purposes are substantially the same.
(b)       Private placement security.
(c)       The range of coupon rates and maturity dates are shown.
144A Security which is restricted as to resale only to qualified institutional investors.
PLC      Public Liability Company.
N.R.S.R.O. Nationally Recognized Statistical Rating Organization. Rating
           agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investors Services, Duff & Phelps, IBCA, and Thomsons Bank Watch.
          A1 -- Highest rating assigned by S&P and IBCA.
          P1 -- Highest rating assigned by Moody's.
          F1 -- Highest rating assigned by Fitch Investors.
          D1 -- Highest rating assigned by Duff.
           TBW1 -- Highest rating assigned by Thomsons Bank Watch.
Note: S&P and Moody's ratings have been used, unless another service has assigned the security a higher rating.
 * Variable rate security. Maturity date reflects the next interest rate change date.
**  Rate represents effective yield at date of purchase.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

ASSETS:
 Investments in securities, at value (amortized cost $5,869,265,725).............   $5,869,265,725
 Repurchase agreements (cost $1,315,184,000).....................................    1,315,184,000
 Interest receivable.............................................................       33,341,214
 Receivable for capital shares sold..............................................            9,044
 Prepaid expenses................................................................          232,031
 Deferred organization costs.....................................................               --
                                                                                    --------------
Total Assets.....................................................................    7,218,032,014
                                                                                    --------------
LIABILITIES:
 Dividends payable...............................................................       12,496,680
 Payable for investment securities purchased.....................................       51,973,592
 Payable for capital shares redeemed.............................................           22,402
 Investment advisory fees payable................................................          508,692
 Administration fees payable.....................................................          556,936
 Special management fees payable
   (Pacific Horizon Shares)......................................................          563,855
 Shareholder service fees payable
   (Horizon Service Shares)......................................................          552,216
 Shareholder service fees payable (X Shares).....................................           52,932
 12b-1 fees payable (X Shares)...................................................           44,962
 Custodian and fund accounting fees payable......................................          176,086
 Transfer agent fees payable.....................................................           55,739
 Audit fees payable..............................................................           47,759
 Legal fees payable..............................................................           83,489
 Other accrued expenses..........................................................          187,452
                                                                                    --------------
Total Liabilities................................................................       67,322,792
                                                                                    --------------
NET ASSETS.......................................................................   $7,150,709,222
                                                                                    ==============
Net Assets:
 Pacific Horizon Shares..........................................................   $2,292,347,988
 Horizon Shares..................................................................    1,709,511,739
 Horizon Service Shares..........................................................    2,945,057,701
 X Shares........................................................................      203,791,794
                                                                                    --------------
Total............................................................................   $7,150,709,222
                                                                                    ==============
Shares Outstanding ($0.001 par value, 58 billion shares authorized):
 Pacific Horizon Shares..........................................................    2,292,756,828
 Horizon Shares..................................................................    1,709,948,074
 Horizon Service Shares..........................................................    2,945,184,722
 X Shares........................................................................      203,780,871
                                                                                    --------------
Total............................................................................    7,151,670,495
                                                                                    ==============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE..................            $1.00
                                                                                              ====
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par..................................................   $    7,151,670
 Additional paid-in capital......................................................    7,144,119,252
 Accumulated undistributed net investment income.................................        2,908,438
 Accumulated net realized losses on investment transactions......................       (3,470,138)
                                                                                    --------------
NET ASSETS, FEBRUARY 28, 1997....................................................   $7,150,709,222
                                                                                    ==============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest...........................................................   $341,737,525
                                                                        ------------
EXPENSES:
  Investment advisory fees...........................................      5,792,971
  Administration fees................................................      6,236,990
  Special management fees
    (Pacific Horizon Shares).........................................      7,225,077
  Shareholder service fees
    (Horizon Service Shares).........................................      6,017,363
  Shareholder service fees
    (X Shares).......................................................        123,320
  12b-1 fees (X Shares)..............................................        147,984
  Custodian and fund accounting fees.................................        566,015
  Transfer agent fees................................................        276,958
  Legal fees.........................................................        381,684
  Other expenses.....................................................      1,352,595
                                                                        ------------
    Total Expenses...................................................     28,120,957
Less: Fee waivers....................................................             --
    Expenses paid by third parties...................................        (10,912)
                                                                        ------------
Total Net Expenses...................................................     28,110,045
                                                                        ------------
NET INVESTMENT INCOME................................................    313,627,480
                                                                        ------------
NET REALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions......................        172,885
                                                                        ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................   $313,800,365
                                                                        ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                                                --------------------------------------
                                                  FEBRUARY 28,          FEBRUARY 29,
                                                      1997                  1996
                                                ----------------      ----------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income......................   $    313,627,480      $    223,096,543
  Net realized gains on investment
    transactions.............................            172,885               277,551
                                                ----------------      ----------------
Change in net assets resulting from
  operations.................................        313,800,365           223,374,094
                                                ----------------      ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
  INVESTMENT INCOME:
  Pacific Horizon Shares.....................       (110,595,534)          (87,771,565)
  Horizon Shares.............................        (79,709,197)          (66,852,421)
  Horizon Service Shares.....................       (119,808,778)          (67,741,940)
  X Shares...................................         (2,322,836)(a)                --
                                                ----------------      ----------------
Change in net assets from shareholder
  distributions..............................       (312,436,345)         (222,365,926)
                                                ----------------      ----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued................     42,442,585,809        31,908,025,354
  Dividends reinvested.......................        177,262,119           113,292,127
  Cost of shares redeemed....................    (40,881,572,699)      (29,226,683,074)
                                                ----------------      ----------------
Change in net assets from capital share
  transactions...............................      1,738,275,229         2,794,634,407
                                                ----------------      ----------------
Change in net assets.........................      1,739,639,249         2,795,642,575
NET ASSETS
  Beginning of Year..........................      5,411,069,973         2,615,427,398
                                                ----------------      ----------------
  End of Year................................   $  7,150,709,222      $  5,411,069,973
                                                ================      ================

---------------

(a) Period from July 22, 1996 (inception date of fund) to February 28, 1997.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Pacific Horizon Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1997, the Company operated as a series company comprised of seventeen funds. The accompanying financial statements and notes are those of the Pacific Horizon Prime Fund (the "Prime Fund"). The investment objective of the Prime Fund is to seek high current income and stability of principal by investing in a broad range of government, bank and commercial obligations available in the money markets as well as repurchase agreements relating to such obligations.

    The Prime Fund issues four classes of shares (Pacific Horizon Shares, Horizon Shares, Horizon Service Shares and, effective July 22, 1996, X Shares). The Prime Fund is also authorized to issue S Shares, which are not available for purchase as of the date of this report. Pacific Horizon Shares have a Special Management Services Plan while the Horizon Service Shares have a Shareholder Services Plan. X and S Shares have a Distribution and Services Plan.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Prime Fund's investment adviser. The BISYS Group, Inc. ("BISYS"), through its wholly-owned subsidiary BISYS Fund Services, Limited Partnership, serves as the Prime Fund's administrator. Concord Financial Group, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of BISYS, serves as the distributor of the Prime Fund's shares. BISYS Fund Services, Inc. ("BISYS Ohio"), also a wholly-owned subsidiary of BISYS, serves as transfer agent and dividend disbursing agent of the Prime Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Prime Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

    The securities of the Prime Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. In addition, the Prime Fund may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

SECURITIES TRANSACTIONS AND RELATED INCOME:

    The Prime Fund records security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Realized gains and losses from security transactions are recorded on an identified cost basis.

EXPENSES:

    The Company accounts separately for the assets, liabilities and operations of each fund. Direct expenses of a fund are charged to that fund while general Company expenses are allocated among the Company's respective portfolios.

    The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

REPURCHASE AGREEMENTS:

    The Prime Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Prime Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Prime Fund's net investment income is declared as a dividend daily, and paid monthly, to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Prime Fund on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of February 28, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

           ACCUMULATED UNDISTRIBUTED                          ACCUMULATED NET REALIZED
             NET INVESTMENT INCOME                           GAIN/(LOSS) ON INVESTMENTS
-----------------------------------------------    -----------------------------------------------
                    $2,742                                            $182,342

FEDERAL INCOME TAXES:

    It is the Prime Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

    At February 28, 1997, the Prime Fund had the following capital loss carryovers:

                 CAPITAL LOSS
                   CARRYOVER                                       EXPIRATION DATE
-----------------------------------------------    -----------------------------------------------
                   $ 744,962                                            2002
                   2,725,176                                            2003
                   --------
                  $3,470,138
                   ========

    To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. Additionally, during the year ended February 28, 1997, the Prime Fund utilized $172,885 of its available capital loss carryover to offset realized capital gains for Federal income tax purposes.

OTHER:

    The Prime Fund maintains a cash balance with its custodian and receives reductions of custody fees and expenses for the amount of interest earned on such uninvested cash balances. For financial reporting purposes for the year ended February 28, 1997, custodian fees and expenses paid by third parties were increased by $10,912. There was no effect on net investment income. The Prime Fund could have invested such cash balances in income producing assets if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Prime Fund has an Investment Advisory Agreement with Bank of America and an Administration Agreement with BISYS. Bank of America is entitled to a fee from the Prime Fund, which is accrued daily and payable monthly, at an annual rate of 0.10% of the Prime Fund's first $3 billion of net assets, plus 0.09% of the next $2 billion of net assets, plus 0.08% of net assets in excess of $5 billion. BISYS is entitled to a fee from the Prime Fund which is accrued daily and payable monthly, at an annual rate of 0.10% of the Prime Fund's first $7 billion of net assets, plus 0.09% of that Fund's next $3 billion of net assets, plus 0.08% of net assets in excess of $10 billion.

    The Prime Fund has entered into a Special Management Services Agreement (the "Services Agreement") pursuant to which it agrees to pay Bank of America and BISYS a fee for various services relating to Pacific Horizon Shares. The special management services fee is accrued daily at an annual rate of 0.32% of the average daily net assets of the outstanding Pacific Horizon Shares of the Prime Fund, borne solely by the Pacific Horizon Shares.

    Effective January 1997, the Services Agreement was terminated. The Prime Fund has adopted a Special Management Services Plan (the "Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Pacific Horizon Shares in return for a payment by the Prime Fund of a fee at an annual rate 0.32% of the average daily net assets of the outstanding Pacific Horizon Shares. Fees under the Services Plan are borne solely by the Pacific Horizon Shares. Service organizations include BISYS, Bank of America and its affiliates. For the year ended February 28, 1997, the Prime Fund was advised that BISYS, Bank of America and its affiliates earned the following amounts pursuant to the Services Plan:

                BANK OF AMERICA
                AND AFFILIATES                                          BISYS
-----------------------------------------------    -----------------------------------------------
                  $6,398,554                                           $48,060

    The Prime Fund has also adopted a Shareholder Services Plan (the "Horizon Services Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are beneficial owners of Horizon Service Shares in return for payment by the Prime Fund of a fee at an annual rate of 0.25% of the average daily net assets of the Horizon Service Shares, which are borne solely by the Horizon Service Shares. Service Organizations may include the Distributor, Bank of America and its affiliates. For the year ended February 28, 1997, the Prime Fund was advised that BISYS, Bank of America and its affiliates earned the following amounts pursuant to the Horizon Services Plan:

                BANK OF AMERICA
                AND AFFILIATES                                          BISYS
-----------------------------------------------    -----------------------------------------------
                  $5,113,436                                           $15,122

    The Prime Fund has adopted the Distribution and Services Plan under which the Prime Fund pays the Distributor and Service Organizations for the provision of support services with respect to the beneficial owners of X Shares. Payments for distribution expenses and shareholder servicing expenses may not exceed the annual rate of 0.30% and 0.25%, respectively, of the average daily net assets of the Prime Fund's X Shares. For the year ended February 28, 1997 the Prime Fund was advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Services Plan.

                                         BANK OF AMERICA
                                          AND AFFILIATES
                                  ------------------------------
                                             $270,960

    BISYS Ohio serves the Prime Fund as transfer agent and dividend disbursing agent. In these capacities, BISYS Ohio earned $276,958 from the Prime Fund for the year ended February 28, 1997. For the period January 1, 1996 to December 31, 1996, BISYS Ohio agreed to voluntarily limit aggregate transfer agency fees. Absent this voluntary limit the Prime Fund would have incurred an additional cost of $55,259.

    For the year ended February 28, 1997, the Prime Fund incurred legal charges totaling $381,684 which were earned by a law firm, a partner of which serves as Secretary of the Company.

    Certain officers of the Company are affiliated with BISYS. Such persons are not paid directly by the Company for serving in these capacities.

NOTE 4 -- DIRECTORS' COMPENSATION

    Each Director of the Company is entitled to an annual retainer of $25,000, plus $1,000 for each day the Director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Company's President is entitled to an annual salary of $20,000 for services as President. The former President and Chairman of the Company received an additional $40,000 per year through February 28, 1997 in consideration for his years of service.

    The Board has also established a retirement plan (the "Retirement Plan") for the Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a Director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 50% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. A Director who dies or resigns after nine years of service as a Director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs pursuant to the Retirement Plan amounted to $31,025 for the Prime Fund for the year ended February 28, 1997.

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    Transactions in shares of each Fund (at $1.00 per share) for the periods indicated are summarized below:

                                                       YEAR ENDED             YEAR ENDED
                                                    FEBRUARY 28, 1997      FEBRUARY 29, 1996
                                                    -----------------      -----------------
PACIFIC HORIZON SHARES
  Issued.........................................       4,320,031,345          6,558,828,164
  Reinvested.....................................          99,202,915             63,228,495
  Redeemed.......................................      (4,326,928,364)        (5,551,677,079)
                                                       --------------         --------------
Net increase.....................................          92,305,896          1,070,379,580
                                                       ==============         ==============
HORIZON SHARES
  Issued.........................................      15,114,015,999         10,005,418,206
  Reinvested.....................................          25,723,399             18,014,180
  Issued in connection with reorganization of 231
    Funds........................................                  --            971,168,989
  Redeemed.......................................     (15,081,065,299)        (9,966,301,034)
                                                       --------------         --------------
Net increase.....................................          58,674,099          1,028,300,341
                                                       ==============         ==============
HORIZON SERVICE SHARES
  Issued.........................................      22,771,276,975         14,233,621,259
  Reinvested.....................................          50,011,411             32,049,452
  Issued in connection with reorganization of 231
    Funds........................................                  --            140,144,817
  Redeemed.......................................     (21,437,775,542)       (13,708,704,961)
                                                       --------------         --------------
Net increase.....................................       1,383,512,844            697,110,567
                                                       ==============         ==============
X SHARES
  Issued.........................................         237,259,971                     --
  Reinvested.....................................           2,324,394                     --
  Redeemed.......................................         (35,803,494)                    --
                                                       --------------         --------------
Net increase.....................................         203,780,871(a)                  --
                                                       ==============         ==============

---------------
(a) Period from July 22, 1996 (inception date) to February 28, 1997.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                           YEAR ENDED
                                              ---------------------------------------------------------------------
                                              FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                                 28,            29,            28,            28,            28,
                                                1997           1996           1995           1994           1993
                                              ---------      ---------      ---------      ---------      ---------
PACIFIC HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR.......................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                              --------       --------       --------       --------       --------

Income from Investment Operations:
 Net investment income......................    0.0492         0.0539         0.0424         0.0287         0.0340
 Net realized gains/(losses) on investment
   transactions.............................        --         0.0004        (0.0227)       (0.0016)            --
                                              --------       --------       --------       --------       --------
Total income from investment operations.....    0.0492         0.0543         0.0197         0.0271         0.0340
Less dividends to shareholders from net
 investment income..........................   (0.0490)       (0.0539)       (0.0422)       (0.0287)       (0.0341)
Increase due to voluntary capital
 contribution from Investment Adviser.......        --             --         0.0233             --             --
                                              --------       --------       --------       --------       --------
Net change in net asset value per share.....    0.0002         0.0004         0.0008        (0.0016)       (0.0001)
                                              --------       --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF YEAR......  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                              ========       ========       ========       ========       ========
Total return................................      5.01%          5.53%          4.30%+         2.91%          3.45%

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions).......  $  2,292       $  2,200       $  1,129       $  1,216       $    992
 Ratio of expenses to average net assets....      0.55%          0.55%          0.51%          0.52%          0.55%
 Ratio of net investment income to average
   net assets...............................      4.92%          5.37%          4.19%          2.86%          3.42%
 Ratio of expenses to average net assets*...        (b)          0.56%          0.56%          0.53%            (a)
 Ratio of net investment income to average
   net assets*..............................        (b)          5.36%          4.14%          2.85%            (a)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                          YEAR ENDED
                                             ---------------------------------------------------------------------
                                             FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                                28,            29,            28,            28,            28,
                                               1997           1996           1995           1994           1993
                                             ---------      ---------      ---------      ---------      ---------
HORIZON SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR......................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                             --------       --------       --------       --------

Income from Investment Operations:
 Net investment income.....................    0.0524         0.0571         0.0461         0.0319         0.0372
 Net realized gains/(losses) on investment
   transactions............................        --         0.0004        (0.0232)       (0.0016)            --
                                             --------       --------       --------       --------
Total income from investment operations....    0.0524         0.0575         0.0229         0.0303         0.0372
Less dividends to shareholders from net
 investment income.........................   (0.0522)       (0.0571)       (0.0454)       (0.0319)       (0.0372)
Increase due to voluntary capital
 contribution from Investment Adviser......        --             --         0.0233             --             --
                                             --------       --------       --------       --------
Net change in net asset value per share....    0.0002         0.0004         0.0008        (0.0016)            --
                                             --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF YEAR.....  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                             ========       ========       ========       ========
Total return...............................      5.34%          5.86%          4.63%+         3.24%          3.78%

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions)......  $  1,710       $  1,651       $    662       $  3,840       $ 10,301
 Ratio of expenses to average net assets...      0.23%          0.23%          0.16%          0.20%          0.23%
 Ratio of net investment income to average
   net assets..............................      5.24%          5.69%          4.11%          3.19%          3.59%
 Ratio of expenses to average net
   assets*.................................        (b)          0.24%          0.23%          0.21%            (a)
 Ratio of net investment income to average
   net assets*.............................        (b)          5.68%          4.04%          3.18%            (a)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                          YEAR ENDED
                                             ---------------------------------------------------------------------
                                             FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY       FEBRUARY
                                                28,            29,            28,            28,            28,
                                               1997           1996           1995           1994           1993
                                             ---------      ---------      ---------      ---------      ---------
HORIZON SERVICE SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
 YEAR......................................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                             --------       --------       --------       --------

Income from Investment Operations:
 Net investment income.....................    0.0499         0.0546         0.0431         0.0294         0.0345
 Net realized gains/(losses) on investment
   transactions............................        --         0.0004        (0.0227)       (0.0016)            --
                                             --------       --------       --------       --------
Total income from investment operations....    0.0499         0.0550         0.0204         0.0278         0.0345
Less dividends to shareholders from net
 investment income.........................   (0.0497)       (0.0546)       (0.0429)       (0.0294)       (0.0347)
Increase due to voluntary capital
 contribution from Investment Adviser......        --             --         0.0233             --             --
                                             --------       --------       --------       --------
Net change in net asset value per share....    0.0002         0.0004         0.0008        (0.0016)       (0.0002)
                                             --------       --------       --------       --------
NET ASSET VALUE PER SHARE, END OF YEAR.....  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                             ========       ========       ========       ========
Total return...............................      5.08%          5.60%          4.37%+         2.98%          3.53%

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of year (millions)......  $  2,945       $  1,561       $    864       $    839       $    793
 Ratio of expenses to average net assets...      0.48%          0.48%          0.44%          0.45%          0.48%
 Ratio of net investment income to average
   net assets..............................      5.00%          5.44%          4.31%          2.94%          3.49%
 Ratio of expenses to average net
   assets*.................................        (b)          0.49%          0.48%          0.46%            (a)
 Ratio of net investment income to average
   net assets*.............................        (b)          5.43%          4.27%          2.93%            (a)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 + Total return includes the effect of the voluntary capital contribution from the Investment Advisor. Without this capital contribution, the total return would have been lower.

(a) There were no fee waivers or expense reimbursements during the period.

(b) Fees paid by third parties had no effect on the ratios.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                       PERIOD
                                                                        ENDED
                                                                      FEBRUARY
                                                                         28,
                                                                       1997(A)
                                                                      ---------
X SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD......................  $   1.00
                                                                      --------

Income from Investment Operations:
  Net investment income.............................................    0.0282
  Net realized and unrealized gains/(losses) on investment
    transactions....................................................        --
                                                                      --------
Total income from investment operations.............................    0.0282
Less dividends to shareholders from net investment income...........   (0.0281)
                                                                      --------
Net change in net asset value per share.............................    0.0001
                                                                      --------
NET ASSET VALUE PER SHARE, END OF PERIOD............................  $   1.00
                                                                      ========
Total return........................................................      2.84%(d)

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (millions)..............................       204
  Ratio of expenses to average net assets...........................      0.78%(c)
  Ratio of net investment income to average net assets..............      4.73%(c)
  Ratio of expenses to average net assets*..........................        (b)
  Ratio of net investment income to average net assets*.............        (b)

---------------

 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from July 22, 1996 (inception date) to February 28, 1997.

(b) Fees paid by third parties had no effect on the ratios.

(c) Annualized.

(d) Not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Prime Fund (one of the portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1997

                   Concord Financial Group, Inc., Distributor

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         SEA-0010 4/97